SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  x
Filed by a Party other than the Registrant  ¨
Check the appropriate box:

¨	Preliminary Proxy Statement

¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x	Definitive Proxy Statement

¨	Definitive Additional Materials

¨	Soliciting Material Pursuant to § 240.14a-12
CIDARA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply)

x	No fee required

¨	Fee paid previously with preliminary materials

¨	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CIDARA THERAPEUTICS, INC.
6310 Nancy Ridge Drive, Suite 101
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 18, 2024
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Cidara Therapeutics, Inc., a Delaware corporation (the “Company”), to be held on Thursday, July 18, 2024 at 8:00 a.m. Pacific Time in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting. You will be able to attend and participate in the virtual Annual Meeting by entering your uniquely assigned control number at www.virtualshareholdermeeting.com/CDTX2024, where you will be able to listen to the virtual Annual Meeting live, submit questions and vote. To participate in the virtual Annual Meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive the materials by mail. You will not be able to attend the virtual Annual Meeting in person. As always, we encourage you to vote your shares prior to the virtual Annual Meeting.
You are being asked to vote on the following matters:
1.To elect the three nominees for Class III director named herein to hold office until the 2027 Annual Meeting of Stockholders. We refer to this proposal as the “Director Election Proposal” or “Proposal 1.”
2.To approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 20,000,000 shares to 50,000,000. We refer to this proposal as the “Charter Amendment Proposal” or “Proposal 2.”
3.To approve, for purposes of Nasdaq Listing Rule 5635(b), any change of control that may result from the issuance of shares of Common Stock upon the conversion of the Company’s Series A Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). We refer to this proposal as the “Series A Nasdaq Conversion Proposal” or “Proposal 3.”
4.To approve the Company’s 2024 Equity Incentive Plan. We refer to this proposal as the “EIP Proposal” or “Proposal 4.”
5.To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024. We refer to this proposal as “Proposal 5.”
6.To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement accompanying this notice. We refer to this proposal as “Proposal 6.”
7.To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 or 3. We refer to this as the “Adjournment Proposal” or “Proposal 7.”
8.To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the accompanying proxy statement accompanying this Notice.
The record date for the virtual Annual Meeting is May 28, 2024. Only stockholders of record at the close of business on that date may vote during the virtual Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on Thursday, July 18, 2024 at 8:00 a.m. Pacific Time, via live webcast at www.virtualshareholdermeeting.com/CDTX2024.
The proxy statement and annual report to stockholders are available at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer
San Diego, California
June 3, 2024
You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the virtual Annual Meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the virtual Annual Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.
Even if you have voted by proxy, you may still vote online at the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the virtual Annual Meeting, you must follow the instructions from such organizations and will need to obtain a proxy card issued in your name from that record holder.

CIDARA THERAPEUTICS, INC.
6310 Nancy Ridge Drive, Suite 101
San Diego, CA 92121
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 18, 2024
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Cidara Therapeutics, Inc., a Delaware corporation (“we,” “us,” the “Company” or “Cidara”) to be held virtually, via live webcast at www.virtualshareholdermeeting.com/CDTX2024, on Thursday, July 18, 2024, at 8:00 a.m. Pacific Time, and any adjournment or postponement thereof. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply follow the instructions below to vote over the telephone or through the internet, or if you receive a paper proxy card, complete, date, sign and return the enclosed proxy card. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), to our stockholders primarily via the internet. On or about June 7, 2024, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the Annual Meeting, and how to request printed copies of the proxy materials. That notice also contains instructions on how you can receive a paper copy of this proxy statement and Annual Report or an electronic copy via e-mail if you prefer either of those alternatives.
Only stockholders of record of our Common Stock at the close of business on May 28, 2024 (the “Record Date”) will be entitled to vote at the virtual Annual Meeting. On the Record Date, there were 4,561,708 shares of Common Stock outstanding and entitled to vote and 907,778 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to the Charter Amendment Proposal and Series A Nasdaq Conversion Proposal, as described herein). A list of stockholders entitled to vote at the virtual Annual Meeting will be available for examination during normal business hours for the ten days ending the day prior to the virtual Annual Meeting at our address above.
The Annual Report, which contains consolidated financial statements as of and for the fiscal year ended December 31, 2023, accompanies this proxy statement. You also may obtain a copy of the Annual Report that was filed with the Securities and Exchange Commission (the “SEC”), without charge, by writing to our Corporate Secretary at Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121, Attn: Corporate Secretary.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about June 7, 2024 to all stockholders of record entitled to vote at the virtual Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after June 17, 2024.
How do I attend the virtual Annual Meeting?
The Annual Meeting will be held on Thursday, July 18, 2024 at 8:00 a.m. Pacific Time in a virtual meeting format only, via live webcast on the internet, with no physical in-person meeting.
The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CDTX2024, where you will be able to listen to the meeting live, submit questions and vote online. You may access the virtual Annual Meeting using the provided link and entering your control number within 15 minutes of the virtual Annual Meeting’s scheduled start time.

Stockholders may vote and submit questions 15 minutes before and during the virtual Annual Meeting via live webcast. Appropriate questions asked during the virtual Annual Meeting will be read and addressed during the virtual Annual Meeting.
We recommend that you log in a few minutes before 8:00 a.m. Pacific Time to ensure you are logged in when the virtual Annual Meeting starts. Online check-in will begin, and stockholders may begin submitting written questions, at 7:45 a.m. Pacific Time. You will be able to submit questions during the virtual Annual Meeting as well. We encourage you to submit any question that is relevant to the business of the virtual Annual Meeting. The information on our website is not incorporated by reference into this proxy statement or the Annual Report.
You may vote your shares by other means during the virtual Annual Meeting. See “How do I vote?” below to vote by phone, through the internet, or by completing, signing and returning your proxy card in advance of the virtual Annual Meeting. The proxy card that you received in the mail contains instructions for voting by these methods. If you plan to vote during the virtual Annual Meeting, you may still do so even if you have already returned your proxy.
What do I need in order to be able to participate in the virtual Annual Meeting?
You will need the control number included on your Notice or your proxy card in order to be able to vote your shares or submit questions during the virtual Annual Meeting. If you do not have your control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the virtual Annual Meeting. Instructions on how to connect and participate in the virtual Annual Meeting via the internet are posted at www.virtualshareholdermeeting.com/CDTX2024.
What if during the virtual Annual Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Annual Meeting?
On the day of the virtual Annual Meeting, if you encounter any difficulties with the live webcast, please call the technical support number that will be posted on the log-in page for the virtual Annual Meeting for assistance.
Who can vote at the virtual Annual Meeting?
Only stockholders of record at the close of business on May 28, 2024 will be entitled to vote at the virtual Annual Meeting. On the Record Date, there were 4,561,708 shares of Common Stock outstanding and entitled to vote and 907,778 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to the Charter Amendment Proposal and Series A Nasdaq Conversion Proposal, as described herein). A list of stockholders entitled to vote at the virtual Annual Meeting will be available for examination by stockholders, during normal business hours at our principal executive offices at the address listed above, for a period of 10 days ending the day prior to the virtual Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If, on May 28, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote by virtual attendance at the Annual Meeting or vote by proxy. Whether or not you plan to attend the virtual Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on May 28, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. As a beneficial owner, you may also vote by virtual attendance at the Annual Meeting or vote by proxy. Whether or not you plan to attend the virtual Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
What am I voting on?
There are seven proposals being presented for stockholder vote:
•Proposal 1: Election of the three nominees for Class III director named herein to hold office until the 2027 Annual Meeting of Stockholders;
•Proposal 2: Amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 20,000,000 shares to 50,000,000;
•Proposal 3: Approval, for purposes of Nasdaq Listing Rule 5635(b), of any change of control that may result from the issuance of shares of the Company’s Common Stock upon the conversion of the Series A Preferred Stock;
•Proposal 4: Approval of the Company’s 2024 Equity Incentive Plan;

•Proposal 5: Ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024;
•Proposal 6: Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the proxy statement; and
•Proposal 7: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 or 3.
What if another matter is properly brought before the virtual Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the virtual Annual Meeting. If any other matters are properly brought before the virtual Annual Meeting, it is the intention of the persons acting as proxies to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the virtual Annual Meeting, or you may vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote online during the virtual Annual Meeting even if you have already voted by proxy. If you have questions or need assistance in voting your shares, please call our proxy solicitor, Georgeson LLC, at (866) 358-0857 (toll free).
•VOTE DURING MEETING: To vote online during the virtual Annual Meeting, follow the provided instructions to join the virtual Annual Meeting at www.virtualshareholdermeeting.com/CDTX2024, starting at 8:00 a.m. Pacific Time on Thursday, July 18, 2024.
•VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the Notice or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on July 17, 2024, to be counted.
•VOTE BY INTERNET: To vote over the internet, complete an electronic proxy card at www.proxyvote.com. You will be asked to provide the control number from the Notice or proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on July 17, 2024, to be counted.
•VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the virtual Annual Meeting, we will vote your shares as you direct.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received the Notice containing voting instructions from that organization rather than from Cidara. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the virtual Annual Meeting, you must obtain a valid proxy card from your brokerage firm, bank dealer or other agent. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy card.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
Common Stock: On each matter to be voted upon, as holders of our Common Stock, you have one vote for each share of Common Stock you own as of the close of business on May 28, 2024.
Series A Preferred Stock: Each share of our Series A Preferred Stock outstanding as of the Record Date has the right to vote on an as-converted to Common Stock basis, together with the shares of Common Stock and voting together as a single class, on all matters presented to the stockholders for approval (other than the Charter Amendment Proposal and Series A Nasdaq

Conversion Proposal, as described herein), subject to the Beneficial Ownership Limitation (as defined below) and, prior to the approval of the Charter Amendment Proposal and the Series A Nasdaq Conversion Proposal, the Cap (as defined below). The voting of the Series A Preferred Stock is limited by the certificate of designation for such Series A Preferred Stock, which provides that the Company shall not effect any conversion of the Series A Preferred Stock, and a holder of Series A Preferred Stock will not have the right to convert any portion of the Series A Preferred Stock, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of determining the Beneficial Ownership Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted portion of Series A Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations, beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible is in the sole discretion of such holder. The “Beneficial Ownership Limitation” is 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable holder. Additional information regarding the Beneficial Ownership Limitation can be found in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, incorporated by reference as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 24, 2024. The “Cap” is equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock on April 23, 2024 (or 907,778 shares of Common Stock), with each holder of Series A Preferred Stock being able to vote the number of shares of Series A Preferred Stock held by it relative to the total number of shares of Series A Preferred Stock then outstanding, multiplied by the Cap.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by telephone, through the internet, by completing, dating, signing and returning your proxy card, or online at the virtual Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether they will still be able to vote your shares of common stock depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed shares” with respect to matters that are considered to be “routine” but not with respect to “non-routine” matters. Under the rules of the NYSE applicable to brokers and nominees, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The NYSE has informed us that Proposals 5 and 7 should be considered a “routine” matter, and accordingly, we believe that without your instructions your broker or nominee may not vote your shares on Proposals 1, 2, 3, 4, and 6, but will be permitted to vote your shares on Proposals 5 and 7. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director, “For” the Charter Amendment Proposal, “For” the Series A Nasdaq Conversion Proposal, “For” the EIP Proposal, “For” the ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, “For” the approval of the compensation for our named executive officers and “For” the Adjournment Proposal. If any other matter is properly presented at the virtual Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies, including preparing, assembling, making available on the internet and printing and mailing this proxy statement, the proxy card and any additional information furnished to stockholders. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, electronic mail, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks, or other agents for the cost of forwarding proxy materials to beneficial owners. However, please be aware that you must bear any costs associated with your internet service, such as usage charges from internet access providers or telephone companies. We have engaged Georgeson LLC to assist in the solicitation of proxies and provide related advice and information support, for a fee of $13,500 plus the reimbursement of customary disbursements.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the virtual Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet. You will be asked to provide the control number from the Notice or proxy card.
•You may send a timely written notice that you are revoking your proxy to Cidara’s Corporate Secretary at 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121.
•You may vote during the virtual Annual Meeting. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy. Even if you plan to virtually attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or by completing an electronic proxy card at www.proxyvote.com so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other agent as a nominee, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by February 7, 2025, to the attention of the Corporate Secretary of Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121, and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”). If you wish to submit a proposal (including a director nomination) that is not to be included in the Company’s proxy materials for next year’s annual meeting pursuant to Rule 14a-8, you must do so between March 20, 2025 and April 19, 2025, as required by our Bylaws. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must also comply with the additional requirements of Rule 14a-19(b) promulgated under the Securities Exchange Act of 1934, as amended.
How are votes counted?
Votes will be counted by the inspector of election appointed for the virtual Annual Meeting, who will separately count votes for each proposal as follows:
1.For the Director Election Proposal, or Proposal 1, votes “For” and “Withhold”. Stockholders do not affirmatively vote “Against” nominees. Instead, if you do not want to elect a particular nominee, you should choose to “Withhold” a vote in favor of the applicable nominee and the inspector of elections will count each “Withhold” vote for each nominee. Because our Bylaws provide for a plurality vote standard for the Director Election Proposal, only votes “For” a nominee will affect the outcome of the vote.
2.For the Charter Amendment Proposal, or Proposal 2, votes “For” and “Against”.

3.For the Series A Nasdaq Conversion Proposal, or Proposal 3, votes “For” and “Against”.
4.For the EIP Proposal, or Proposal 4, votes “For” and “Against”.
5.For the Proposal to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent public accounting firm, or Proposal 5, votes “For” and “Against”, and abstentions.
6.For the Proposal to approve, on an advisory basis, the compensation of our named executive officers, or Proposal 6, votes “For” and “Against,” and abstentions.
7.For the Proposal 7 to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 or 3, votes “For” and “Against,” and abstentions.
For Proposals 5 and 6, abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. You will not have the option to abstain from Proposal 1. Abstentions will have no effect on Proposals 2, 3 and 4. Broker non-votes will be counted towards the presence of a quorum, but will not be counted towards the vote total for Proposals 1, 2, 3, 4, or 6. We have been advised by the NYSE that Proposals 5 and 7 are considered “routine” matters and therefore there will not be any broker non-votes for those proposals.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to the broker, bank, or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
•For the Director Election Proposal, or Proposal 1, the nominees receiving the most “For” votes from the holders of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.
•To be approved, the Charter Amendment Proposal, or Proposal 2, must receive “For” votes from the holders of a majority of the shares of Common Stock cast on the proposal, present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. Pursuant to the Certificate of Designation for the Series A Preferred Stock, shares of the Series A Preferred Stock are not entitled to vote on an as-converted to Common Stock basis on this proposal. Abstentions are not treated as votes cast and, therefore, will have no effect. Broker non-votes will have no effect.
•To be approved, the Series A Nasdaq Conversion Proposal, or Proposal 3, must receive “For” votes from the holders of a majority of the shares of Common Stock cast on the proposal, present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. Pursuant to the rules of the Nasdaq Stock Market, shares of the Series A Preferred Stock are not entitled to vote on an as-converted to Common Stock basis on this proposal. Abstentions are not treated as votes cast and, therefore, will have no effect. Broker non-votes will have no effect.
•To be approved, pursuant to the rules of the Nasdaq Stock Market, the EIP Proposal, or Proposal 4, must receive “For” votes from the holders of a majority of the votes cast on the proposal, present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. Abstentions are not treated as votes cast and, therefore, will have no effect. Broker non-votes will have no effect.
•To be approved, Proposal 5, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024, must receive “For” votes from the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. Abstentions will have the same effect as “Against” votes. Because this is a “routine” matter under NYSE rules, there will not be any broker non-votes on this proposal.
•To be approved, Proposal 6, the advisory approval of the compensation of our named executive officers, must receive “For” votes from the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. We value the opinions expressed by our stockholders in this advisory vote, and the Compensation and Human Capital Committee of our Board of Directors, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of this vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions will have the same effect as “Against” votes. Broker non-votes will have no effect.
•To be approved, Proposal 7, the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 or 3, must receive “For” votes from the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy and entitled to vote on the matter at the virtual Annual Meeting. Abstentions will have the same effect as “Against” votes. Because this is a “routine” matter under NYSE rules, there will not be any broker non-votes on this proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold the virtual Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of stock entitled to vote are present by virtual attendance at the Annual Meeting or represented by proxy. On the Record Date, there were 4,561,708 shares of Common Stock outstanding and entitled to vote and 907,778 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to the Charter Amendment Proposal and Series A Nasdaq Conversion Proposal, as described herein). Thus, the holders of 2,734,744 shares of Common Stock and Series A Preferred Stock must be present by virtual attendance or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your brokerage firm, bank, dealer or other agent) or if you vote online during the virtual Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present by virtual attendance at the Annual Meeting or represented by proxy may adjourn the virtual Annual Meeting to another date.
How can I find out the results of the voting at the virtual Annual Meeting?
Preliminary voting results will be announced at the virtual Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the virtual Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has nine members. There are three Class III directors whose term of office expires in 2024: Carin Canale-Theakston, James Merson, Ph.D., and Chrysa Mineo.
Ms. Canale-Theakston, Dr. Merson and Ms. Mineo have been nominated for reelection at the virtual Annual Meeting. Ms. Canale-Theakston, Dr. Merson and Ms. Mineo were recommended for nomination to the Board at the virtual Annual Meeting by the Nominating and Governance Committee of the Board. If elected at the virtual Annual Meeting, each of these nominees would serve until the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. All of the Company’s then-serving directors attended the 2023 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Ms. Canale-Theakston, Dr. Merson and Ms. Mineo. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each of Ms. Canale-Theakston, Dr. Merson and Ms. Mineo has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
NOMINEES
The Nominating and Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Governance Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating and Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Nominees for Election for a Three-year Term Expiring at the 2027 Annual Meeting of Stockholders
Carin Canale-Theakston, 50, has served as a member of our Board since January 2021. Ms. Canale-Theakston currently serves as an executive biotech advisor for Inizio, a global healthcare commercialization firm that acquired Ms. Canale-Theakston’s previous company, Canale Communications Inc., a life sciences communications company that she founded in May 2010. Prior to founding Canale Communications, Ms. Canale-Theakston served as President of the life sciences division of Porter Novelli, an international public relations firm, from May 2005 until May 2010. Prior to Porter Novelli, Ms. Canale-Theakston was a Partner and Managing Director of Atkins + Associates, a life sciences communication firm, from February 2000 until it was acquired by Porter Novelli in May 2005. Since January 2007, Ms. Canale-Theakston has served as a member and vice chair of the board of directors of Biocom and is currently chair of the nominating-governance committee. Ms. Canale-Theakston also currently serves on the board of directors of Peel Therapeutics, a private biotechnology company, on the board of managers for Life Science Cares San Diego, and on the advisory board for Abintus Bio, Inc., a private biotechnology company. Ms. Canale-Theakston holds a B.A. in communications and marketing from the University of Tulsa.
Our Board believes that Ms. Canale-Theakston’s experience with business and communication strategies for life science companies, provide her with the qualifications and skills to serve on our Board.
James Merson, Ph.D., 63, has served as a member of our board of directors since April 2024. Dr. Merson is the Chief Virology Officer at Dispatch Biotherapeutics since December 2023 and has over 35 years of research and development experience in antivirals, vaccines and immuno-oncology. Dr. Merson was previously the Global Therapeutic Head of Infectious Diseases at Janssen, Johnson and Johnson Family of Companies, from 2018 through 2023. Prior to this, Dr. Merson worked at Pfizer, Inc. in various positions from 1988 to 2017, including Therapeutic Area Head of Antiviral and Chief Scientific Officer of its Vaccines Research Unit, and was most recently Senior Vice President and Chief Scientific Officer, Vaccine Immunotherapeutics from 2009 until 2017. Dr. Merson received a B.A. in Biology from Bellarmine College and a Ph.D. in Microbiology and Immunology from Baylor College of Medicine. Dr. Merson was initially appointed as a director pursuant to the terms of a securities purchase agreement by and between the Company and certain institutional and other accredited investors, dated as of April 23, 2024, regarding changes to the composition of the Board and other related matters (the “Securities Purchase Agreement”).
Our Board believes that Dr. Merson’s extensive expertise in the field of anti-viral drug development and in the pharmaceutical industry, provide him with the qualifications and skills to serve on our Board.
Chrysa Mineo, 59, has served as a member of our Board since March 2018. From 2009 to 2015, Ms. Mineo led corporate development at Receptos, Inc. (“Receptos”), a biotechnology company acquired in 2015 by Celgene Corporation, now a Bristol-Myers Squibb company. Prior to Receptos, from 1997 to 2009 Ms. Mineo held roles of increasing business development responsibility at Neurocrine Biosciences, Inc. (“Neurocrine”), a publicly-traded biotechnology company. Prior to Neurocrine, Ms. Mineo served in various capacities in research, marketing and business development for such companies as Amgen Inc., a publicly-traded biotechnology company, DNAX Research Institute, Schering-Plough Corporation, now a subsidiary of Merck & Co., Inc., a publicly-traded global health care company, and Baxter Biotech. Ms. Mineo holds a B.S. in Zoology from the University of California, Davis and an M.B.A. from Duke University’s Fuqua School of Business. In addition, Ms. Mineo is a co-founder of Alume Biosciences, Inc., a private biotechnology company, a member of the Director’s Council at the Scripps Institution of Oceanography, and a member of the Board of Directors at the San Diego Natural History Museum.
Our Board believes that Ms. Mineo’s expertise and experience as an executive in the pharmaceutical industry, particularly with respect to evaluation and execution of strategic transactions, provide her with the qualifications and skills to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE IN PROPOSAL 1.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders
Jeffrey Stein, Ph.D., 69, has served as a member of our Board and as President and Chief Executive Officer since January 2014. In addition to serving on the board of Cidara, Dr. Stein is currently a director of Ideaya Biosciences (IDYA), a public precision medicine oncology company, and previously served as a director of Paratek from 2014 to 2023. Prior to co-founding Cidara, Dr. Stein was Chief Executive Officer of Trius Therapeutics from its founding in 2007 until its acquisition by Cubist Pharmaceuticals in September of 2013. Dr. Stein was also the founding Chairman and President of the Antibiotics Working Group. Previously, Dr. Stein was a Venture Partner and Kauffman Fellow with Sofinnova Ventures and opened the firm’s San Diego office in 2005. Prior to joining Sofinnova, Dr. Stein was co-founder and Chief Scientific Officer of Quorex Pharmaceuticals which was acquired by Pfizer Pharmaceuticals in 2005. He has also served as a Principal Scientist with Diversa Corporation and the Agouron Institute. Dr. Stein conducted his postdoctoral research as an Alexander Hollaender Distinguished Postdoctoral Fellow at the California Institute of Technology and his graduate work as a NASA Graduate Student Researcher Fellow at UCSD.
Our Board believes that Dr. Stein’s expertise and experience as our President and Chief Executive Officer, his perspective and experience as a founder and executive at public and private pharmaceutical companies and his expertise in life sciences and venture capital industries, provide him with the qualifications and skills to serve on our Board.
Bonnie Bassler, Ph.D., 62, has served as a member of our Board since January 2021. Dr. Bassler also currently serves in several roles at Princeton University, including, Chair of the Department of Molecular Biology since 2013, associated faculty member of the Department of Chemistry since 2010, Investigator at the Howard Hughes Medical Institute since 2005, Professor in the Department of Molecular Biology since 1994, and associate faculty member of the Princeton Environmental Institute since 1996. Previously, Dr. Bassler served as the Director of the Council on Science and Technology at Princeton University from July 2008 to June 2013. Dr. Bassler currently serves as a board member of Royalty Pharma plc, a publicly-traded biopharmaceutical company, since June 2020, as a board member of Regeneron Pharmaceuticals, Inc. since 2016, a publicly-traded biotechnology company, and as a Trustee of the Alfred P. Sloan Foundation, since 2014. Dr. Bassler previously served as a board member of Kaleido Biosciences, Inc, a publicly-traded health care company, from 2018 to 2022, as a board member of Sanofi, a publicly-traded global health care company, from November 2014 to September 2016, and as a board member of the American Association for the Advancement of Science, from January 2012 to December 2016. She was a member of the National Science Board from January 2010 until May 2016. Dr. Bassler has been elected to the National Academy of Sciences, the National Academy of Medicine, and the Royal Society, among other honorific organizations. She received a B.S. in biochemistry from the University of California-Davis and a Ph.D. in biochemistry from the John Hopkins University.
Our Board believes that Dr. Bassler’s expertise in molecular biology and experience serving on boards across academia and the biotech industry, provide her with the qualifications and skills to serve on our Board.

Ryan Spencer, 46, has served as a member of our board of directors since April 2024. Mr. Spencer is the Chief Executive Officer and a director of Dynavax Technologies (“Dynavax”) since 2019, where he leads the vaccine company’s mission to help protect the world against infectious diseases. He first joined Dynavax in 2004 and, during his twenty-year tenure with Dynavax, served in various positions with increasing responsibility across commercial, finance, investor relations, and corporate strategy. As Senior Vice President of the commercial organization, Mr. Spencer led the successful commercial launch of the industry’s first and only two-dose hepatitis B vaccine – HEPLISAV-B® – in 2018. In the wake of the COVID-19 pandemic, as CEO, Mr. Spencer guided Dynavax in its supply of Dynavax’s CpG 1018® adjuvant for nearly 1 billion COVID-19 vaccine doses to vaccine developers around the world. Under Mr. Spencer’s tenure as CEO, the company has established HEPLISAV-B® as the leader of the adult hepatitis B vaccine market in the U.S., secured product approvals in the European Union and Great Britain and advanced three novel vaccine clinical candidates. Prior to joining Dynavax, he served as Assistant Controller at QRS Corporation and as a member of the audit practice at Ernst & Young. Mr. Spencer is an active member of the Biotechnology Innovation Organization (BIO). He earned a Bachelor of Arts in Business Economics from University of California, Santa Barbara. Mr. Spencer was initially appointed as a director pursuant to the terms of the Securities Purchase Agreement, dated as of April 23, 2024, regarding changes to the composition of the Board and other related matters.
Our Board believes that Mr. Spencer’s leadership in vaccine development and commercialization and experience growing a publicly-traded biotechnology company, including in finance, investor relations and corporate strategy, provide him with the qualifications and skills to serve on our Board.
Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders
Daniel Burgess, 62, has served as a member of our Board since April 2014. Mr. Burgess is currently Chairman and Chief Executive Officer of Pulmocide Ltd., a private biopharmaceutical company, a position he has held since May 2021. Mr. Burgess is currently President and Chief Executive Officer of Tripex Pharmaceuticals LLC, a private biopharmaceutical company, since December 2014. He is also a venture partner at SV Health Investors, a position he has held since June 2014. Mr. Burgess served as President and Chief Executive Officer of Therini Bio, Inc., a private biotechnology company, on a part-time basis from May 2019 to December 2021, and now serves as a board member. From June 2011 until its acquisition in December 2013 by The Medicines Company, now a subsidiary of Novartis AG, he was the co-founder, President and Chief Executive Officer of Rempex Pharmaceuticals, Inc. (“Rempex”), a private biopharmaceutical company. Prior to that, Mr. Burgess was President and Chief Executive Officer of Mpex Pharmaceuticals, Inc. (“Mpex”), a private biopharmaceutical company, from May 2007 until its acquisition by Aptalis Pharma Inc., now a subsidiary of Abbvie, Inc., a publicly-traded pharmaceutical company, in April 2011. Mr. Burgess currently serves as a director of Arbutus Biopharma Corporation, a publicly-traded biopharmaceutical company, since March 2017, Chairman of the board of Nabriva Therapeutics plc (“Nabriva”), a formerly publicly-traded biopharmaceutical company, since June 2017, as well as a director of several private biotechnology companies. He is also Chairman of the Joint Oversight Board of CARB-X, a global non-profit partnership accelerating antibacterial products to address drug-resistant bacteria, on the board of advisors for Life Science Cares San Diego, and a board member of Biocom, the California life sciences trade association. Mr. Burgess holds a B.A. in economics from Stanford University and an M.B.A. from Harvard Business School.
Our Board believes Mr. Burgess’s expertise and experience as an executive in the pharmaceutical industry and his educational background, provide him with the qualifications and skills to serve on our Board.
Laura Tadvalkar, Ph.D., 37, has served as a member of our board of directors since April 2024. Dr. Tadvalkar is a Managing Director on the Venture Team at RA Capital Management, where she has worked since 2020. Prior to her work at RA Capital Management, Dr. Tadvalkar was previously a Principal MP Healthcare Venture Management, Inc., the strategic venture capital fund for Mitsubishi Tanabe Pharma, from 2017 through 2020. Prior to that, Dr. Tadvalkar was a consultant at Clarion Healthcare from 2014 to 2017. Dr. Tadvalkar currently serves as a board member for Be Biopharma, Inc., a private biotechnology company, Expansion Therapeutics, Inc., a private biotechnology company, Hemab Therapeutics ApS, a clinical-stage private biotechnology company, Hyku Biosciences, Inc., a private biotechnology company, and Typewriter Therapeutics, Inc., a private biotechnology company, and has served as board chairperson for Aliada Therapeutics, Inc., a private biotechnology company, since 2023. Dr. Tadvalkar received a B.S in Chemistry from Yale University and a Ph.D. in Chemical Biology from Harvard University. Dr. Tadvalkar was initially appointed as a director pursuant to the terms of the Securities Purchase Agreement, dated as of April 23, 2024, regarding changes to the composition of the Board and other related matters.
Our Board believes that Dr. Tadvalkar’s extensive experience in biotechnology investing and financing and experience in growing life science companies, provide her with the qualifications and skills to serve on our Board.
Theodore R. Schroeder, 69, has served as a member of our Board since April 2014. From June 2015, Mr. Schroeder served as President, Chief Executive Officer and a member of the board of directors of Zavante Therapeutics, Inc., a private biopharmaceutical company that he founded, until its acquisition by Nabriva, in July 2018, where he served as Chief Executive Officer until January 2023 and continues to serve as a member of the board of directors. Mr. Schroeder co-founded Cadence Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, in May 2004 and served as its President and Chief Executive Officer, and a member of the board of directors, until its acquisition in March 2014 by Mallinckrodt plc, a publicly-traded global biopharmaceutical company. From August 2002 to February 2004, Mr. Schroeder served as Senior Vice President, North American Sales and Marketing, of Elan Pharmaceuticals, Inc. (“Elan”), a neuroscience-based pharmaceutical company. From October 2000 to August 2002, Mr. Schroeder served as General Manager of the Hospital Products Business Unit at Elan.

From May 1999 to October 2000, Mr. Schroeder held the position of Senior Director of Marketing Hospital Products at Dura Pharmaceuticals, Inc. (“Dura”), a specialty respiratory pharmaceutical and pulmonary drug delivery company, until its acquisition by Elan. Prior to joining Dura, Mr. Schroeder held several sales and marketing positions with Bristol-Myers Squibb Company, a global pharmaceutical company. Mr. Schroeder is the former chairman of Biocom, the California life sciences trade association. Mr. Schroeder served as a director of Otonomy, Inc., a public biopharmaceutical company, from August 2015 until January 2023, subsequent to Otonomy ceasing operations. He was the chairman of the board of the Antimicrobials Working Group, a not-for-profit 501(c)(6) organization, from May 2021 until the end of his term in December 2022. Mr. Schroeder previously served as a director of Collegium Pharmaceutical, a publicly-traded pharmaceutical company. He also served on the board of directors of Hyperion Therapeutics, Inc., Incline Therapeutics, Inc. and Trius Therapeutics, Inc. until their respective acquisitions. Mr. Schroeder received a B.S. in management from Rutgers University.
Our Board believes that Mr. Schroeder’s expertise and experience as an executive in the pharmaceutical industry, as a founder of a pharmaceutical company and his educational background, provide him with the qualifications and skills to serve on our Board.
Prior Directors
David Gollaher, Ph.D., served as a director since September 2018 until his resignation on April 21, 2024. We thank Dr. Gollaher for his many years of service as a member of our Board.
Timothy R. Franson, M.D., served as a member of our Board of Directors since March 2015 until his resignation on April 21, 2024. We thank Dr. Franson for his many years of service to the Company.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management, and its independent auditors, the Board has affirmatively determined that all of our directors, except Dr. Stein who is not considered independent because he is an executive officer of the Company, are independent directors as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.
BOARD LEADERSHIP STRUCTURE
Daniel Burgess currently serves as the Chairman of our Board, and has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we have a separate chair for each committee of the Board. The chair of each committee is expected to report to the Board from time to time, or whenever so requested by the Board, on the activities of his or her committee in fulfilling its responsibilities as detailed in its respective charter or specify any shortcomings should that be the case. In addition, we believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of Cidara and our stockholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board, as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial and other significant risk exposures, such as cybersecurity risk, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee reviews cybersecurity risk, as part of its review of our cybersecurity framework, measures, tools, and compliance, on at least an annual basis. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation and Human Capital Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

BOARD DIVERSITY
The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by Nasdaq rules.

Board Diversity Matrix (As of June 3, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	4	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	1
Did not Disclose Demographic Background	0
COMMITMENT TO CORPORATE RESPONSIBILITY
As a company focused on improving the standard of care for patients facing serious diseases, we strive to identify ways to enhance and deliver on our commitment to patients, the medical community, our employees, our investors and our other stakeholders. Accordingly, we recognize the intersection between environmental, social and governance practices and these objectives. Given this, in 2023 we focused on the following areas:
Environmental Impact. We are cognizant of the impact we have on our broader environment and have supported several green measures in an effort to reduce our carbon footprint, including providing reusable dishes and cutlery to employees, and making available electric car chargers.
Social Impact. Our future performance depends significantly upon the continued service of our key scientific, technical and senior management personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive compensation, development programs that enable continued learning and growth and a robust employment package that promotes well-being across all aspects of their lives. In addition to salaries, these programs include potential annual discretionary bonuses, stock option and restricted stock unit awards, a 401(k) plan, healthcare and insurance benefits, flexible spending accounts, paid time off, family leave and flexible work schedules, among other benefits. We are committed to patients and to the communities in which we operate.
Diversity and Inclusion. We strive to invest in and create ongoing opportunities for employee development in a diverse and inclusive environment in which each team member plays a unique and vital role. We currently have three female directors (38%). We believe that a diverse workforce not only positively impacts our performance and strengthens our culture, but also cultivates an essential pipeline of experienced leaders for management. Hiring for diversity of skills, background and perspective, and diversity of personal characteristics such as age, gender, race and ethnicity continues to be an area of focus as we grow. As of June 3, 2024, women make up approximately 55% of our workforce. We are also committed to building a racially and ethnically diverse workforce. As of June 3, 2024, racially diverse employees (those self-identifying as Black or African American, Hispanic or Latino, Asian, or being two or more races) make up approximately 39% of our workforce.
Ethics and Corporate Governance. We aspire to maintain the highest standards of business conduct and ethics. All of our employees are required to adhere to our Code of Business Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must be honest and ethical both internally and in our business dealings, understanding that unyielding personal integrity is the foundation of corporate integrity.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met five times during 2023. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served during 2023.
In 2023, the Company’s independent directors met four times in an executive session at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has an Audit Committee, a Compensation and Human Capital Committee and a Nominating and Governance Committee. The Board previously had a Science and Technology Committee which was decommissioned in December 2023. The Board has adopted a written charter for each committee all of which are available to stockholders on the Company’s website at www.cidara.com. The information on our website is not incorporated by reference into this proxy statement or our Annual Report. The following table provides current membership information and fiscal year 2023 meeting and consent information for each of these committees of the Board:

Name	Audit	Compensation and Human Capital	Nominating and Corporate Governance
Bonnie Bassler, Ph.D.			X*
Daniel Burgess	X*		X
Carin Canale-Theakston		X
Timothy R. Franson, M.D.**		X	X*
David Gollaher, Ph.D.**			X
James Merson			X
Chrysa Mineo	X	X
Theodore R. Schroeder	X	X*
Ryan Spencer
Jeffrey Stein, Ph.D.
Laura Tadvalkar, Ph.D.
Total meetings and consents in 2023	4	4	1
*    Committee Chairperson
**    Served as a director until his resignation on April 21, 2024.
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:
•evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
•reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•monitoring the rotation of partners of our independent auditors on our engagement team as required by law;
•prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
•reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
•reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
•reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;
•preparing the report that the SEC requires in our annual proxy statement;

•reviewing and providing oversight of any related-party transactions in accordance with our related-party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
•reviewing and discussing with management and our auditors, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures, and the steps taken by management to identify, monitor and control exposures to strategic, financial, operational, regulatory and other risks inherit in our business, such as cybersecurity risks and vulnerabilities;
•reviewing, on a periodic basis, our investment policy; and
•reviewing and evaluating, on an annual basis, the performance of the Audit Committee and the Audit Committee charter.
The Audit Committee is currently composed of three directors: Messrs. Burgess (Chair) and Schroeder and Ms. Mineo.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in the applicable Nasdaq listing standards and Rule 10A-3 of the Exchange Act).
The Board has also determined that Mr. Burgess qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Burgess’ level of knowledge and experience based on a number of factors, including his formal education and previous and current experience in financial roles.
Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Daniel Burgess (Chair)
Chrysa Mineo
Theodore R. Schroeder
* The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation and Human Capital Committee
The Compensation and Human Capital Committee of the Board was comprised of four directors for 2023: Mr. Schroeder (Chair), Dr. Franson and Mses. Canale-Theakston and Mineo. The Compensation and Human Capital Committee is currently comprised of three directors: Mr. Schroeder (Chair), and Mses. Canale-Theakston and Mineo. Our Board has determined that each of the members of our Compensation and Human Capital Committee was and is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the Nasdaq independence requirements.
The Compensation and Human Capital Committee acts on behalf of the Board to review, adopt or recommend to the Board for adoption, and oversee the Company’s compensation strategy, policies, plans and programs. For this purpose, the Compensation and Human Capital Committee performs several functions, including, among other things:
•reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;
•making recommendations to the full Board regarding the compensation and other terms of employment of our Chief Executive Officer;
•reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) the compensation and other terms of employment of our other executive officers;
•reviewing and making recommendations to the full Board regarding performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
•evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
•reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;
•reviewing and assessing the independence of compensation consultants, legal counsel and other advisers as required by Section 10C of the Exchange Act;
•administering our equity incentive plans;
•establishing policies with respect to equity compensation arrangements;
•reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to Cidara;
•review and discuss matters relating to human capital management, including the Company’s policies and strategies regarding recruiting, retention, career development and progression, culture, diversity and inclusion, and other employment practices, including their implementation and effectiveness;
•overseeing our compensation clawback policy;
•reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement; and
•reviewing and evaluating, on an annual basis, the performance of the Compensation and Human Capital Committee and the Compensation and Human Capital Committee charter.
Compensation and Human Capital Committee Processes and Procedures
Typically, the Compensation and Human Capital Committee meets approximately three to four times per year, with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation and Human Capital Committee, in consultation with management. The Compensation and Human Capital Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation and Human Capital Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation and Human Capital Committee meetings. The Chief Executive Officer does not participate in, and is not present during, any deliberations or determinations of the Compensation and Human Capital Committee regarding his compensation. The charter of the Compensation and Human Capital Committee grants the Compensation and Human Capital Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation and Human Capital Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers and other external resources that the Compensation and Human Capital Committee considers necessary or appropriate in the performance of its duties. The Compensation and Human Capital Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation and Human Capital Committee. In particular, the Compensation and Human Capital Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and Nasdaq rules, the Compensation and Human Capital Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation and Human Capital Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In 2023, the Company engaged Aon Consulting, Inc. (“Aon”), as its compensation consultant. Aon was retained to provide an assessment of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, Aon was requested by the Compensation and Human Capital Committee to develop the peer group of comparative companies and to perform analyses of compensation levels for that group. Aon developed peer group and related recommendations that were presented to the Compensation and Human Capital Committee for its consideration.

The Compensation and Human Capital Committee holds one or more meetings during the first quarter of the year to discuss and make recommendations to the Board for annual compensation adjustments, annual bonuses, annual equity awards, and new corporate performance objectives. However, the Compensation and Human Capital Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the effectiveness of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at periodic meetings throughout the year on an as-needed basis. Generally, the Compensation and Human Capital Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation and Human Capital Committee solicits and considers evaluations and recommendations submitted to the Compensation and Human Capital Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation and Human Capital Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation and Human Capital Committee may review and consider, as appropriate, materials such as analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable.
Nominating and Governance Committee
The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.
The Nominating and Governance Committee was comprised of four directors for 2023: Drs. Franson (Chair), Bassler and Gollaher and Mr. Burgess. The Nominating and Governance Committee is currently comprised of three directors: Drs. Bassler (Chair) and Merson, and Mr. Burgess. All members of the Nominating and Governance Committee were and are independent (as independence is currently defined under applicable Nasdaq listing standards). The functions of this committee include, among other things:
•identifying, reviewing and evaluating candidates to serve on our Board;
•determining the minimum qualifications for service on our Board;
•evaluating director performance on the Board and applicable committees of the Board and determining whether continued service on our Board is appropriate;
•nominating and recommending individuals for membership on our Board;
•evaluating nominations by stockholders of candidates for election to our Board;
•considering and assessing the independence of members of our Board;
•developing, if and when it deems appropriate, a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;
•considering questions of possible conflicts of interest of directors as such questions arise; and
•reviewing and evaluating on an annual basis the performance of the Nominating and Governance Committee and the Nominating and Governance Committee charter.
The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and possessing the highest personal integrity and ethics. The Nominating and Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Governance Committee typically considers diversity of skills, background and perspective (such as age, gender, race and specialized experience) and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then compiles a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and selects candidates for recommendation to the Board by majority vote.
The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121, Attn: Corporate Secretary, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Submissions must include the name and address of the Company stockholder on whose behalf the submission is made; the number of Company shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Science and Technology Committee
In March 2021, our Board formed the Science and Technology Committee, which was comprised of four directors in 2023: Drs. Bassler (Chair), Franson, Gollaher and Stein. The Science and Technology Committee acted on behalf of our Board to, among other things, review and evaluate the Company’s scientific research programs on behalf of our Board and make recommendations to our Board regarding strategic and tactical scientific issues and decisions regarding advancement of our technology. The functions of this committee included, among other things:
•developing and participating in a process for periodic review of our scientific research programs and technology;
•evaluating the long-term strategic value of the Company’s scientific research programs and technology, making recommendations to the Board regarding acquisition, disposition and/or development of our scientific and technology assets and advising the Board on scientific aspects of business development matters;
•reviewing and evaluating on an annual basis the performance of the Science and Technology Committee and the Science and Technology Committee charter; and
•upon request, assisting in setting annual scientific research performance goals and assessing achievement of such goals.
In December 2023 the Science and Technology Committee was decommissioned.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Corporate Secretary of Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121. These communications will be reviewed by the Corporate Secretary of Cidara, who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
CODE OF ETHICS
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.cidara.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website. The information on our website is not incorporated by reference into this proxy statement or our Annual Report.
HEDGING POLICY
All employees, including our named executive officers, and non-employee directors are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions that offset any decrease in the market value involving our securities held by such persons (such as zero-cost dollars, exchange funds, and forward sale contracts).

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
GENERAL
The Board has recommended an increase in the aggregate number of shares of Common Stock, par value $0.0001 per share, that we are authorized to issue from 20,000,000 to 50,000,000 (the “Authorized Share Increase”). The Board is requesting stockholder approval of an amendment to the Company’s Certificate of Incorporation to effect the Authorized Share Increase. If the amendment is adopted, the Authorized Share Increase will become effective upon filing of a certificate of amendment of the Company’s amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware. No further stockholder authorization would be required prior to the issuance of such shares by the Company, except where stockholder approval is required under Delaware corporate law or the rules of The Nasdaq Stock Market LLC. The form of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached as Appendix A to this proxy statement.
All shares of Common Stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights.
As of May 28, 2024, 4,561,708 shares of Common Stock were outstanding. As of May 28, 2024, 1,052,236 shares were reserved for issuance upon the conversion of our Series X Convertible Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”), 830,783 shares were reserved for issuance upon the exercise or settlement of equity awards granted under our equity incentive plans, 201,784 shares remained available for issuance in connection with future awards under our equity incentive plans, and 866 shares were reserved for issuance upon exercise of outstanding warrants. Accordingly, without the Authorized Share Increase we currently expect to have only approximately 13,352,623 shares of Common Stock that are unreserved and available for future issuances. In addition, subject to approval of the Authorized Share Increase and the Series A Nasdaq Conversion Proposal, 16,901,406 shares must be reserved for issuance upon the conversion of our Series A Preferred Stock. Accordingly, at present, there are not sufficient available unissued and unreserved authorized shares of our Common Stock to meet the needs of our business described below under “ — Reasons for the Increase in Authorized Shares”.
The proposed amendment to our Amended and Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 20,000,000 shares of Common Stock to 50,000,000 shares of Common Stock, representing an increase of 30,000,000 shares of authorized Common Stock, with a corresponding increase in the total authorized capital stock, which includes Common Stock and Preferred Stock, from 30,000,000 shares to 60,000,000 shares.
REASONS FOR THE INCREASE IN AUTHORIZED SHARES
We have had minimal revenue to date, and have a substantial accumulated deficit, recurring operating losses and negative cash flow. We are not profitable and have incurred losses in each year since commencing operations. For the years ended December 31, 2023 and 2022, we incurred net losses of approximately $22.9 million and $33.6 million, respectively, and expect to continue to incur losses in 2024. To date, we have funded operations through a combination of private placements and public offerings of our securities, and debt financing. If we continue to incur losses, we may exhaust our capital resources, and as a result may be unable to complete our clinical trials, engage in product development within our Cloudbreak platform for the prevention and treatment of influenza, including CD388, our most advanced novel drug-Fc conjugate (“DFC") program.
As of the date of this Proxy Statement, other than future issuances under the Company’s equity compensation plans (including any additional shares available pursuant to the EIP Proposal), issuances of shares upon conversion of our Series X Preferred Stock and Series A Preferred Stock (subject to approval of the Series A Nasdaq Conversion Proposal), and issuances of shares upon exercise of outstanding warrants of the Company, the Company currently has no plans or arrangements to issue the additional authorized shares of Common Stock that would be available as a result of the approval of the Charter Amendment Proposal. Our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to allow for the conversion of the Series A Preferred and the associated elimination of the dividend and liquidation preferences of the Series A Preferred Stock (subject to approval of the Series A Nasdaq Conversion Proposal), and provide additional flexibility to promptly and appropriately use our Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.
In this regard, if the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of sufficient available unissued and unreserved authorized shares of our Common Stock, if this Proposal 2 is not approved, we may not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock, both to allow for sufficient shares for such capital raise, and to provide for the elimination of the dividend and liquidation preferences of the Series A Preferred Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Charter Amendment Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation and Human Capital Committee of the Board (the “Compensation and Human Capital Committee”) deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 2, the dividend and liquidation preferences and the protective provisions of the Series A Preferred Stock will remain in place and we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.
The Board believes that the proposed increase in authorized Common Stock will make sufficient shares available for the conversion of the Series A Preferred Stock and the elimination of the Series A Preferred Stock dividend and liquidation preferences and protective provisions (as described in Proposal 3), and to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling our support of our Cloudbreak platform while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal 2, we will not have any unissued and unreserved authorized shares of Common Stock to support the development needed for CD388 and any development of other product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects. Lastly, until approval of the Charter Amendment Proposal and the Series A Nasdaq Conversion Proposal is achieved, we are obligated to submit the Charter Amendment Proposal and the Series A Nasdaq Conversion Proposal for approval of our stockholders at least annually.
EFFECTS OF THE INCREASE IN AUTHORIZED SHARES
The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the current outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.
The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROPOSAL 2).

PROPOSAL 3
APPROVAL OF ANY ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE VOTING PREFERRED STOCK GOVERNING THE SERIES A PREFERRED STOCK
We are asking our stockholders to consider and vote upon a proposal that provides for the potential issuance of shares of our Common Stock upon the conversion of Series A Preferred Stock that we issued in a private placement in April 2024 which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Series A Preferred Stock (the “Series A Nasdaq Conversion Proposal”).
On April 23, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and other accredited investors (each a “Purchaser” and together, the “Purchasers”), pursuant to which we issued and sold in a private placement, an aggregate of 240,000 shares of shares of Series A Preferred Stock that are convertible into approximately 16,901,406 shares of Common Stock, for an aggregate offering price of $240.0 million. Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock (the “Series A Certificate of Designation”) that was filed with the Delaware Secretary of State on April 24, 2024, each share of Series A Preferred Stock, upon the Stockholder Approval (as defined below), is, subject to certain beneficial ownership conversion limitations, automatically convertible into shares of Common Stock.
Subject to the terms and limitations contained in the Series A Certificate of Designation, the Series A Preferred Stock will not become convertible until our stockholders approve this Series A Nasdaq Conversion Proposal and the Charter Amendment Proposal (the “Stockholder Approval”). On the first Trading Day (as defined in the Series A Certificate of Designation) following the announcement of the Stockholder Approval, each share of Series A Preferred Stock shall automatically convert into Common Stock, at the conversion price of $14.20 per share, rounded down to the nearest whole share, subject to the terms and limitations contained in the Series A Certificate of Designation, including that shares of Series A Preferred Stock shall not be convertible if the conversion would result in a holder beneficially owning more than 9.99% of our outstanding shares of Common Stock as of the applicable conversion date (the “Maximum Ownership Limitation”).
Holders of Series A Preferred Stock are entitled to one vote for each share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders, other than the Charter Amendment Proposal and this Series A Nasdaq Conversion Proposal, as described herein; provided that until the Stockholder Approval is obtained, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series A Preferred Stock (for purposes of calculating the aggregate votes the holders of Series A Preferred Stock are entitled to on an as-converted Common Stock basis) will be subject to the Cap, which is equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock on April 23, 2024 (or 907,778 shares of Common Stock), with each holder of Series A Preferred Stock being able to vote the number of shares of Series A Preferred Stock held by it relative to the total number of shares of Series A Preferred Stock then outstanding, multiplied by the Cap.
The Series A Certificate of Designation provides that holders of Series A Preferred Stock shall not effect any conversion of the Series A Preferred Stock and such Series A Preferred Stock shall not be automatically converted, to the extent that, after giving effect to the conversion, the holder and its affiliates and Attribution Parties (as defined in the Series A Certificate of Designation) would beneficially own in excess of the Maximum Ownership Limitation. For purposes of determining the Maximum Ownership Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining unconverted portion of the Series A Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the Series A Certificate of Designation, beneficially owned by such holder or any of its affiliates or Attribution Parties. The “Maximum Ownership Limitation” is 9.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series A Preferred Stock to such holder, any other percentage not in excess of 19.99% of the issued and outstanding Common Stock immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Series A Preferred Stock if exceeding that limit would result in a change of control under Nasdaq Listing Rule 5635(b)) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series A Preferred Stock held by the applicable holder; provided that (i) any such increase in the Maximum Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such holder (together with its affiliates) and not to any other holder of Series A Preferred Stock.
Additional information concerning the Purchase Agreement, Series A Certificate of Designation and Series A Preferred Stock is contained in our Current Report on Form 8-K filed with the SEC on April 24, 2024, which is incorporated by reference herein.

WHY WE NEED STOCKHOLDER APPROVAL
Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Common Stock upon conversion of the Series A Preferred Stock and the Series A Nasdaq Conversion Proposal.
Nasdaq Listing Rule 5635(b)
Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes, is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. As described above, upon stockholder approval, each share of Series A Preferred Stock shall automatically convert into Common Stock, in each case subject to the terms and limitations contained in the Series A Certificate of Designation. As a result, the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock with respect to the transactions contemplated by the Purchase Agreement may result in the issuance of shares of Common Stock which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b). Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).
POTENTIAL EFFECTS OF APPROVAL OF THIS PROPOSAL
If the Stockholder Approval is received, the issuance of shares of our Common Stock upon conversion of Series A Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, on the first Trading Day following the announcement of the Stockholder Approval, the Series A Preferred Stock shall automatically convert into Common Stock, at the conversion price of $14.20 per share, subject to the terms and limitations contained in the Series A Certificate of Designation, resulting in the issuance of approximately 16,901,406 shares of Common Stock, which would increase our Common Stock outstanding as of May 28, 2024 from 4,561,708 shares to 21,463,114 shares (an increase of approximately 371%); provided that if the issuance of Common Stock upon conversion of Series A Preferred Stock would result in a holder exceeding the Maximum Ownership Limitation, the number of Series A Preferred shares convertible by such holder will be reduced.
However, the dilutive effects of the dividend and liquidation preferences of the Series A Preferred Stock discussed further below would be eliminated upon the Stockholder Approval, thereby significantly reducing the overall dilutive effect of the Series A Preferred Stock.
Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series A Preferred Stock in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, upon conversion of the Series A Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.
POTENTIAL EFFECTS OF NON-APPROVAL OF THIS PROPOSAL
If the Stockholder Approval is not received at the Annual Meeting, the Series A Preferred Stock will not become convertible into Common Stock and we will be unable to issue any shares of Common Stock underlying the Series A Preferred Stock. Importantly, if the Stockholder Approval is not received, the Series A Preferred Stock will remain senior to the Series X Preferred Stock and the Common Stock and all other series or classes of stock and equity securities of the Company with respect to dividend rights, and if we experience a change of control or deemed liquidation event, the holders of Series A Preferred then outstanding are entitled to a liquidation preference of cash per share equal to three times the original issuance price of $1,000 per share prior and in preference to our Series X Preferred Stock and Common Stock, and then participate on a pro rata basis with our Series X Preferred Stock and Common Stock in any remaining available proceeds. In addition, for so long as 20% of the Series A Preferred remains outstanding, we cannot, without the approval of 65% of the then outstanding shares of Series A Preferred stock, amend the Series A Certificate of Designation, issue additional equity securities senior to or pari passu with the Series A Preferred Stock, pay any dividends on the Series A Preferred Stock, Common Stock, the Series X Preferred Stock or any other equity securities junior to or pari passu with the Series A Preferred Stock or repurchase any equity interests, or incur additional indebtedness in excess of $500,000. Lastly, until the Stockholder Approval is obtained, we are obligated to submit the Charter Amendment Proposal and the Series A Nasdaq Conversion Proposal for approval of our stockholders at least annually. These rights and obligations only terminate upon receipt of the Stockholder Approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” APPROVAL OF THE SERIES A NASDAQ CONVERSION PROPOSAL (PROPOSAL 3).

PROPOSAL 4
APPROVAL OF THE CIDARA THERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN
Our Board is requesting stockholder approval of the Cidara Therapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). The 2024 Plan is intended to be the successor to our current Cidara Therapeutics, Inc. 2015 Equity Incentive Plan (the “2015 Plan”).
WHY WE ARE ASKING OUR STOCKHOLDERS TO APPROVE THE 2024 PLAN
•We have experienced substantial changes to our capital structure. Our Company has been in a period of transition over the last year, as we made important changes to our portfolio and implemented strategic transactions to streamline our operations, reduce our operating expenses, extend our cash runway and focus our resources on our most promising programs. In April 2024, we closed a $240.0 million private placement of our Series A Preferred Stock (the “Private Placement”) pursuant to the Purchase Agreement described in Proposal 3. Pursuant to the Private Placement and the Authorized Share Increase described in Proposal 2, if approved by our stockholders, our Shares Outstanding as Converted will increase by approximately 262%. “Outstanding Shares as Converted” for these purposes means our outstanding shares of Common Stock, on an as-converted basis, including each share of Common Stock issuable upon conversion of our Series X Preferred Stock and the Series A Preferred Stock, shares of Common Stock issuable upon exercise of outstanding warrants, and shares of Common Stock issuable upon the exercise or settlement of equity awards granted under our equity incentive plans. For purposes of the remainder of this Proposal 4, “Outstanding Shares as Converted” assumes stockholder approval of the Authorized Share Increase and the Private Placement in Proposal 2 and Proposal 3, respectively.
•The terms of our Private Placement require that we seek stockholder approval for more shares. The terms of the Purchase Agreement require that we submit to our stockholders a request to increase the shares reserved under the 2015 Plan by no greater than 2,334,000 shares (the “Required Pool Increase”), which number reflects approximately 10% of the number of Outstanding Shares as Converted and is intended to provide incentives for our key employees to execute on our business strategy. Because our 2015 Plan was last approved by our Board and our stockholders more than nine years ago in connection with our initial public offering, we believe it is in the best interests of our Company and our stockholders to incorporate the Requested Pool Increase in a new equity incentive plan, the 2024 Plan, that contains updated provisions designed to protect our stockholders’ interests and reflects current corporate governance best practices and updates in applicable laws.
•Equity incentives are key to retaining key talent to drive our business forward. We believe that equity awards are a key element underlying our ability to retain, recruit and motivate key personnel who are critical to our ability to execute successfully through this time of transition for our Company and implement our plans to advance our Cloudbreak development programs, including CD388. Equity awards align the interests of our key personnel with those of our stockholders and we believe equity awards are a substantial contributing factor to our success and the future growth of our business.
•Current equity holdings and reserves are inadequate. We believe that the shares currently available for grant under the 2015 Plan will be insufficient to meet our anticipated retention and recruiting needs. As of May 28, 2024, shares remaining available for future grant under the 2015 Plan represented approximately 1% of our Outstanding Shares as Converted and all outstanding stock awards (which consist of stock options, restricted stock unit and performance restricted stock units) covered approximately 4% of our Outstanding Shares as Converted. Of this 4%, our executive officers held stock awards covering approximately 2% of our Outstanding Shares as Converted. Further, approximately 99% of the outstanding options held by employees, of which 54% are held by our executive officers, are “underwater” as of May 28, 2024, meaning the exercise price per share of each of those options is greater than our current stock price as of May 28, 2024 and have been “underwater” for multiple years. Our Compensation and Human Capital Committee and our Board feels these equity incentive holdings are inadequate to retain and motivate these key individuals critical to our continued success.
•Shares requested are reasonable. The 2024 Plan will increase the number of shares available for the grant of stock options and other stock awards, which we believe will enable us to have a competitive equity incentive program to retain and motivate our key employees and other service providers and, to the extent necessary, recruit top talent to execute on our business plan. The new shares we are asking for under the 2024 Plan, equal to the Required Pool Increase, represent approximately 10% of our Outstanding Shares as Converted as of May 28, 2024. If the 2024 Plan is approved by our stockholders, no additional awards will be granted under the 2015 Plan on or after the date of the Annual Meeting, and the shares remaining available for the grant of new awards under the 2015 Plan will “roll over” and become available for grant under the 2024 Plan, as further described below.
•The 2024 Plan includes changes from our 2015 Plan that reflect compensation and governance best practices. These changes include:
◦No repricing without stockholder approval. Unlike the 2015 Plan, which permitted repricing without stockholder approval, the 2024 Plan prohibits (i) repricing of outstanding stock options and stock appreciation rights, (ii) cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the 2024 Plan or another of our equity plans, or (iii) any other action that is treated as a repricing under generally accepted accounting principles, in each case without stockholder approval.
◦No evergreen; stockholder approval is required for additional shares. While our 2015 Plan included an annual “evergreen” provision, the 2024 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares under the 2024 Plan, allowing our stockholders to have direct input on our equity compensation program.
◦Specific disclosure of award vesting upon corporate transaction or change in control. Our 2015 Plan provided complete discretion to the Board to determine, at the time of certain transaction events, the treatment of awards upon such event. The 2024 Plan specifically provides that in the event of certain corporate transactions involving the Company or a change in control of the Company, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards granted under the 2024 Plan, or substitute similar awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the corporate transaction or change in control, the vesting of such awards will be accelerated in full (and with respect to performance-based awards, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the corporate transaction or change in control) as further described below.
◦Restrictions on dividends. Unlike the 2015 Plan, the 2024 Plan expressly provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights. In addition, with respect to any award other than a stock option or stock appreciation right, the 2024 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock before the date such shares have vested, (ii) any dividends or dividend equivalents credited with respect to any such shares will be subject to the same vesting conditions and all other the terms and conditions applicable to such shares, and (iii) any dividends or dividend equivalents credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
The following table provides certain information regarding our equity incentive program:

As of May 28, 2024 (Record Date)
Total number of shares of Common Stock subject to outstanding stock options	705,028
Weighted-average exercise price of outstanding stock options	$36.72
Weighted-average remaining term in years of outstanding stock options	7.28 years
Total number of shares of Common Stock subject to outstanding full value awards	125,755
Total number of shares of Common Stock available for grant under the 2015 Plan (1)	111,285
Total number of shares of Common Stock available for grant under the Inducement Plan	16,360
Total number of shares of Common Stock outstanding	4,561,708
Total number of outstanding shares as converted (2)	23,346,999
Per-share closing price of Common Stock as reported on the Nasdaq Stock Market LLC	$11.77
(1)No additional awards will be granted under the 2015 Plan if the 2024 Plan is approved by our stockholders. The number above excludes the annual “evergreen” increase pursuant to the 2015 Plan scheduled to occur on January 1, 2025, if this Proposal 4 is not approved by our stockholders.
(2)Represents the shares of Common Stock outstanding, plus shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis, shares of Series X Preferred Stock outstanding on an as-converted basis, shares reserved for issuance upon the exercise or settlement of outstanding equity awards granted under our equity incentive plans, shares available for issuance in connection with future awards under our equity incentive plans and shares reserved for issuance upon exercise of outstanding warrants.
STOCKHOLDER APPROVAL
If this Proposal 4 is approved by our stockholders, the 2024 Plan will become effective as of the date of the Annual Meeting and no additional awards will be granted under the 2015 Plan on or after such date, although the shares remaining available for grant of new awards under the 2015 Plan will “roll over” and become available for grant under the 2024 Plan, as further described below.
In the event that our stockholders do not approve this Proposal 4, the 2024 Plan will not become effective and the 2015 Plan will continue to be effective in accordance with its terms. If our 2024 Plan is not approved, the Board believes that we will not have sufficient shares available under the 2015 Plan to make grants to help us retain top employees and, unless we increase our inducement plan without the approval of our stockholders (pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules), we will not be able to use equity compensation awards to attract new employees. Further, pursuant to the Purchase Agreement, we will be obligated to continue to request our stockholders approve the Requested Pool Increase annually, at minimum.

DESCRIPTION OF THE 2024 PLAN
The material features of the 2024 Plan are described below. The following description of the 2024 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2024 Plan. Stockholders are urged to read the actual text of the 2024 Plan in its entirety, which is attached to this proxy statement as Appendix B.
Purpose
The 2024 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for such persons to exert maximum efforts for the success of our Company and our affiliates, and provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The 2024 Plan is also designed to align employees’ interests with stockholder interests.
Types of Awards
The terms of the 2024 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2024 Plan will not exceed the sum of: (i) 2,334,000 new shares; plus (ii) the number of shares available for the grant of new awards under the 2015 Plan as of immediately prior to the effective date of the 2024 Plan; plus (iii) the number of Prior Plan’s Returning Shares (as described below), if any, as such shares become available under the 2024 Plan from time to time.
The term “Prior Plan’s Returning Shares” refers to shares of our common stock subject to a stock award granted under the 2015 Plan that is outstanding as of the effective date of the 2024 Plan (or in the case of clause (iii) below, issued pursuant to such award) that on or following the effective date of the 2024 Plan: (i) are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) are not issued because such award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; or (iv) reacquired by us to satisfy a tax withholding obligation in connection with such award or to satisfy the purchase price or exercise price of such award.
The following actions will not result in an issuance of shares of our common stock under the 2024 Plan and accordingly will not reduce the number of shares of our common stock available for issuance under the 2024 Plan: (i) the expiration or termination of any portion of an award granted under the 2024 Plan without the shares covered by such portion of the award having been issued; or (ii) the settlement of any portion of an award granted under the 2024 Plan in cash.
If any shares of our common stock issued pursuant to an award granted under the 2024 Plan are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, then such shares will become available again for issuance under the 2024 Plan. In addition, the following shares of our common stock will revert to and become available again for issuance under the 2024 Plan: (i) any shares issued pursuant to a stock award granted under the 2024 Plan that are forfeited back to or repurchased by us because of a failure to vest; and (ii) any shares that are reacquired by us to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of an award.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the 2024 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2024 Plan only to our (including our affiliates’) employees.
As of May 28, 2024, we (including our affiliates) had approximately 70 employees, 8 non-employee directors and approximately 27 consultants.
Administration
The 2024 Plan will be administered by our Board, which may in turn delegate some or all of the administration of the 2024 Plan to a committee or committees composed of members of our Board. Our Board has delegated concurrent authority to administer the 2024 Plan to our Compensation and Human Capital Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation and Human Capital Committee. Our Board and Compensation and Human Capital Committee are each considered to be a Plan Administrator for purposes of this Proposal 4.
Subject to the terms of the 2024 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2024 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan

Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2024 Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients (other than officers) of awards, provided that no person or body may be delegated authority to grant a stock award to themself; (ii) determine the number of shares subject to such award; and (iii) determine certain terms of such awards.
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
Under the 2024 Plan, the Plan Administrator does not have the authority to (i) reprice outstanding stock options and stock appreciation rights, (ii) cancel outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the 2024 Plan or another of our equity plans, or (iii) take any other action that is treated as a repricing under generally accepted accounting principles, in each case without prior stockholder approval. Such approval must be obtained within 12 months prior to such an event.
Dividends and Dividend Equivalents
The 2024 Plan provides that dividends or dividend equivalents may not be paid or credited to stock options or stock appreciation rights.
With respect to any award other than a stock option or stock appreciation right, the 2024 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to such award, as determined by the Plan Administrator and specified in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Stock Options
Stock options may be granted under the 2024 Plan pursuant to stock option agreements. The 2024 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).
The exercise price of a stock option granted under the 2024 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the 2024 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than for cause (as defined in the 2024 Plan) or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following such termination. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following such termination. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies following termination of his or her continuous service, but during the period his or her stock options are otherwise exercisable), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock issued upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2024 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2024 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2024 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the 2024 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2024 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. A stock option may not be transferred to any third-party financial institution without stockholder approval.
Limitations on Incentive Stock Options
In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:
•the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
•the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2024 Plan is 9,800,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the 2024 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the 2024 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2024 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the 2024 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any third-party financial institution without stockholder approval. Except as otherwise provided in a participant’s restricted stock award agreement or other written agreement with us or one of our affiliates, upon the participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit (“RSU”) awards may be granted under the 2024 Plan pursuant to RSU award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A RSU award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of payment determined by the Plan Administrator and set forth in the RSU award agreement. RSU awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s RSU award agreement or other written agreement with us or one of our affiliates, RSUs that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
The 2024 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised (or a cash award that may vest or become earned and paid) contingent upon the attainment of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and set forth in the applicable award agreement, the Plan Administrator may determine that cash or other property may be used in payment of performance awards.
Performance goals under the 2024 Plan will be based on any one or more of the following performance criteria: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of our products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of our products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: to exclude restructuring and/or other nonrecurring charges; to exclude exchange rate effects; to exclude the effects of changes to generally accepted accounting principles; to exclude the effects of any statutory adjustments to corporate tax rates; to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; to exclude the dilutive effects of acquisitions or joint ventures; to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and to make other appropriate adjustments selected by the Plan Administrator.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Awards
Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the 2024 Plan. Subject to the terms of the 2024 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock (or cash equivalent thereof) to be granted and all other terms and conditions of such other awards.
Clawback Policy
Awards granted under the 2024 Plan will be subject to recoupment in accordance with our Incentive Compensation Recoupment Policy and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2024 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise, strike or purchase price of stock subject to outstanding awards.
Change in Control or Corporate Transaction
The following provisions will apply to outstanding awards under the 2024 Plan in the event of a change in control (as defined in the 2024 Plan) or a corporate transaction (as defined in the 2024 Plan), unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in our director compensation policy. For purposes of this Proposal 4, the term “Transaction” will mean such change in control or corporate transaction.
In the event of a Transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding awards under the 2024 Plan, or may substitute similar awards for such outstanding awards (including, but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the Transaction), and any reacquisition or repurchase rights held by us in respect of shares issued pursuant to any outstanding awards under the 2024 Plan may be assigned by us to our successor (or its parent company) in connection with the Transaction.
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2024 Plan, or substitute similar awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction) to a date prior to the effective time of the Transaction (contingent upon the effectiveness of the Transaction) as the Plan Administrator will determine, and such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Transaction).
In the event of a Transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the 2024 Plan, or substitute similar awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued or substituted and that are held by participants other than those described in the prior paragraph, such awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction; provided, however, that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.
In the event any outstanding award under the 2024 Plan held by a participant will terminate if not exercised prior to the effective time of a Transaction, the Plan Administrator may provide that the participant may not exercise such award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal in value, at the effective time, to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award, over (ii) any exercise price payable by the participant in connection with such exercise.
For purposes of the 2024 Plan, a “change in control” generally means the occurrence of any one or more of the following events: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then-outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction involving us and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or (iv) a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the 2024 Plan was adopted by our Compensation and Human Capital Committee (the “incumbent Board of Directors”), or whose nomination, appointment, or election was not approved by a majority of the incumbent Board of Directors still in office.
For purposes of the 2024 Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our consolidated assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where we are not the surviving corporation; or (4) a merger, consolidation or similar transaction where we are the surviving corporation, but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Plan Amendments and Termination
The Plan Administrator will have the authority to amend, suspend, or terminate the 2024 Plan at any time. However, except as otherwise provided in the 2024 Plan, no amendment, suspension or termination of the 2024 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2024 Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2024 Plan after the tenth anniversary of the earlier of: (i) the date the 2024 Plan is first approved by the Board; or (ii) the date of the Annual Meeting, provided this 2024 Plan is approved by our stockholders at the Annual Meeting.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2024 Plan. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a RSU award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
NEW PLAN BENEFITS UNDER 2024 PLAN
The following table sets forth certain information regarding future benefits under the 2024 Plan.

Name and Position	Number of Shares
Jeffrey Stein, Ph.D., President and Chief Executive Officer	(1)
Taylor Sandison, M.D., M.P.H., Chief Medical Officer	(1)
Shane Ward, Chief Operating Officer, Chief Legal Officer and Corporate Secretary	(1)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	(2)
All employees, including all current officers who are not executive officers, as a group	(1)
(1)Awards granted under the 2024 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2024 Plan, and our Board and Compensation and Human Capital Committee have not granted any awards under the 2024 Plan subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2024 Plan are not determinable.
(2)Awards granted under the 2024 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2024 Plan, and our Board and Compensation and Human Capital Committee have not granted any awards under the 2024 Plan subject to stockholder approval of this Proposal 4. However, pursuant to our current non-employee director compensation policy, and based on the current composition of our Board, on the date of each annual meeting of our stockholders, the aggregate number of shares of our common stock subject to awards that will automatically be granted to all of our current directors who are not executive officers as a group will be 17,000 shares (which consists of a stock option to purchase 2,125 shares of our common stock for each of our current non-employee directors), assuming each such individual will be continuing as a non-employee director following such date. On and after the date of the Annual Meeting, any such stock options will be granted under the 2024 Plan if this Proposal 4 is approved by our stockholders. For additional information regarding our current non-employee director compensation policy, please see “Director Compensation” below.
REGISTRATION WITH THE SEC
If this Proposal 4 is approved by our stockholders, the Company will file a Registration Statement on Form S-8 with the SEC with respect to the shares of the Company’s common stock to be registered pursuant to the 2024 Plan, as soon as reasonably practicable following stockholder approval.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” APPROVAL OF THE CIDARA THERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN (PROPOSAL 4).

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the virtual Annual Meeting. Ernst & Young has audited the Company’s financial statements since 2013. Representatives of Ernst & Young are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company by Ernst & Young for the fiscal years ended December 31, 2023 and 2022:

	Fiscal Year Ended December 31,
	2023	2022
Audit Fees (1)	$669,312	$580,430
Audit Related Fees	—	—
Tax Fees (2)	36,050	30,660
All Other Fees	—	—
Total Fees	$705,362	$611,090
(1)    Audit fees consist of fees billed for professional services by Ernst & Young for audit and quarterly review of our financial statements and review of our registration statements and other documents in connection with our at the market offerings and related issuances of consents, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)    Tax fees consist of services related to tax compliance, tax planning and tax advice.
All fees described above were pre-approved by the Audit Committee.
In connection with the audit of the 2023 financial statements, the Company entered into an engagement agreement with Ernst & Young that sets forth the terms by which Ernst & Young will perform audit services for the Company.

PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 5).

PROPOSAL 6
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
At our 2021 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers is disclosed in the compensation tables, and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are based on principles that reflect a pay-for-performance philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, our Board is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Cidara Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables, narrative disclosures, and other related disclosure.”
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board, and accordingly, the Board and the Compensation and Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2025 Annual Meeting of Stockholders. We anticipate that our next advisory vote on the preferred frequency of stockholder advisory votes on the compensation of our named executive officers will occur at the 2027 Annual Meeting of Stockholders in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, unless the Board determines to hold such advisory vote at an earlier meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (PROPOSAL 6).

PROPOSAL 7
APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES
GENERAL
If the Annual Meeting is convened and a quorum is present but there are not sufficient votes to approve Proposals 2 or 3, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable the Board to solicit additional proxies.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposals 2 or 3. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned or postponed session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposals 2 or 3, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.
If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL 7).

EXECUTIVE OFFICERS
Jeffrey Stein, Ph.D. has served as our President, Chief Executive Officer and a member of our Board of Directors since January 2014. For additional information regarding Dr. Stein’s industry experience and education, see above under “Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders.”
Taylor Sandison, M.D., 52, has been with Cidara since October 2015 and became our Chief Medical Officer in January 2017. Prior to joining the Company, he served as senior medical director at Merck and prior to that held the same position at Cubist Pharmaceuticals, Inc. Dr. Sandison has also held positions at Trius Therapeutics, Inc., a publicly-traded biopharmaceutical company, and Novartis Diagnostics, and served as a member of the faculty in the Department of Medicine at both Stanford University and the University of Washington. He received B.S. and B.A. degrees from Dartmouth College, M.D. and M.P.H. degrees from the University of Washington, and a Diploma in Tropical Medicine and Hygiene from the London School of Hygiene and Tropical Medicine. He completed internal medicine residency training at the University of Colorado and infectious diseases fellowship training at the University of Washington. Dr. Sandison currently holds board certifications in Infectious Diseases and Internal Medicine.
Preetam Shah, Ph.D., MBA, 51, has served as our Chief Financial Officer and Chief Business Officer since September 2021. Prior to joining the Company, Dr. Shah served as Executive Vice President, Chief Financial Officer and Treasurer at Brainstorm Cell Therapeutics, Inc. (“Brainstorm”), a publicly-traded biotechnology company, since September 2019. Prior to Brainstorm, Dr. Shah spent over six years as an investment banker advising healthcare companies on equity, debt and M&A transactions; holding senior roles at banks, including Barclays Capital PLC., from June 2016 to September 2019, and Canaccord Genuity Inc., from July 2013 to May 2016. From 2010 to 2013, Dr. Shah founded Saisarva LLC, a healthcare consulting firm. During this period, he also acted as a consultant for healthcare-focused private equity firms and hedge funds. From 2006 to 2009, Dr. Shah served as Vice President, U.S. Operations and Investments at Reliance Capital USA Ventures LLC, an affiliate of Reliance ADA Group Companies, where he was responsible for making early-stage venture investments in healthcare companies. Dr. Shah completed his post-doctoral fellowship in Infectious Diseases from Stanford University School of Medicine. He holds a Ph.D. in Microbiology from the University of Mississippi Medical Center, an M.B.A. in Finance from the Wharton School, University of Pennsylvania, and a B.A. in Mathematics and in Biology from McDaniel College.
Leslie Tari, Ph.D., 57, has served as our Chief Scientific Officer since July 2021. Previously, he served as our Senior Vice President, Research from March 2019 to July 2021, and as our Vice President, Discovery, from July 2014 to March 2019. Prior to joining Cidara, Dr. Tari held various leadership positions at Trius Therapeutics, Inc., a publicly-traded biopharmaceutical company, from March 2007 until its acquisition by Cubist Pharmaceuticals, Inc. in September 2013. Prior to Trius Therapeutics, Dr. Tari co-founded and served as a Director of Structural Biology at ActiveSight, Inc. from 2003 to 2007. From 2001 until 2003,

Dr. Tari served as Associate Director of Structural Biology at Syrrx Inc. Dr. Tari also served as a Professor and Alberta Heritage Foundation Scholar for Medical Research at the University of Calgary from 1998 to 2001, where he conducted research focused on antibiotic discovery. Dr. Tari serves on the board of advisors of Life Science Cares San Diego. Dr. Tari received a B.S. degree in Chemistry and a Ph.D. in Chemistry and Structural Biology from the University of Manitoba.
Shane Ward, 49, has served as our Chief Operating Officer, Chief Legal Officer and Corporate Secretary since September 2022. Previously Mr. Ward served as our Chief Legal Officer and Corporate Secretary since August 2021. From December 2020 to August 2021, Mr. Ward was an independent biotechnology consultant. From May 2018 to December 2021, he served as the Chief Legal and Strategy Officer for Bellicum Pharmaceuticals, Inc. a publicly-traded biopharmaceutical company developing controllable cell therapies. Earlier in his career, Mr. Ward was a senior in-house attorney with commercial pharmaceutical companies Gilead Sciences, Abbott Laboratories and Human Genome Sciences. He began his legal career as an associate for the international law firm Sidley Austin LLP. Mr. Ward holds a B.A. from the University of Virginia, a J.D. from Georgetown University Law Center, an M.B.A. from the Smith School of Business, Queen’s University (Canada) and an M.B.A. from the SC Johnson Graduate School of Management, Cornell University.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for one Form 4 for Dr. Tari, an officer of the Company, relating to shares sold on January 12, 2023. The Form 4 was filed on January 27, 2023.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of May 28, 2024 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.
The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 4,561,708 shares of Common Stock outstanding and entitled to vote and 907,778 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis (other than with respect to the Charter Amendment Proposal and Series A Nasdaq Conversion Proposal, as described herein) on May 28, 2024, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is: c/o Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121.

	Beneficial Ownership
Beneficial Owner	Number of Shares of Common Stock (#)	Percent (%)	Number of Shares of Series A Preferred Stock (#)	Percent (%)	Percent of Total Voting Power (%)
Greater than 5% stockholders
Biotechnology Value Fund, L.P. and its affiliates (1) 44 Montgomery Street, 40th Floor San Francisco, CA 94104	484,926	10.31%	75,648	8.33%	9.99%
RA Capital Healthcare Fund, L.P. and its affiliates (2) 200 Berkeley Street, 18th Floor Boston, MA 02116	—	—%	378,241	41.67%	6.92%
Bain Capital Life Sciences Investors, LLC and its affiliates (3) 200 Clarendon Street Boston, MA 02116	—	—%	378,241	41.67%	6.92%

Named Executive Officers and Directors
Jeffrey Stein, Ph.D. (4)	199,460	4.25%	—	*	3.56%
Taylor Sandison, M.D., M.P.H. (5)	44,625	*	—	*	*
Shane Ward (6)	23,899	*	—	*	*
Daniel Burgess (7)	9,500	*	—	*	*
Theodore R. Schroeder (8)	9,350	*	—	*	*
Chrysa Mineo (9)	7,375	*	—	*	*
Bonnie Bassler, Ph.D. (10)	6,165	*	—	*	*
Carin Canale-Theakston (11)	6,150	*	—	*	*
James Merson	—	*	—	*	*
Ryan Spencer	—	*	—	*	*
Laura Tadvalkar, Ph.D.	—	*	—	*	*
All current executive officers and directors as a group (13 persons) (12)	369,680	7.64%	—	*	6.44%
*    Less than one percent.
(1)    Based upon a Schedule 13G/A filed with the SEC on December 16, 2021 by Biotechnology Value Fund, L.P., on behalf of itself, BVF I GL LLC, Biotechnology Value Fund II, L.P., BVF II GP LLC, Biotechnology Value Trading Fund OS LP, BVF Partners OS Ltd., BVF GP Holdings, LLC, BVF Partners L.P., BVF Inc., and Mark N. Lampert. Represents 343,056 shares of Common Stock held by Biotechnology Value Fund, L.P. and its affiliates, 141,870 shares of Common Stock issuable upon conversion of 283,740 shares of Series X Preferred Stock, and 75,648 shares of Common Stock issuable upon conversion of 1,074 shares of Series A Preferred Stock. Excludes 910,366 shares of Common Stock issuable upon conversion of 1,820,732 shares of Series X Preferred Stock, as applicable, due to a 9.99% beneficial ownership limit as outlined in the Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock filed as Exhibit 3.1 to our Form 8-K filed with the SEC on May 21, 2018. Excludes 1,332,802 shares of Common Stock issuable upon conversion of 18,926 shares of Series A Preferred Stock, as applicable, due to a 19.9% Cap as outlined in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed as Exhibit 3.1 to our Form 8-K filed with the SEC on April 24, 2024. Biotechnology Value Fund, L.P., BVF I GP LLC, Biotechnology Value Fund II, L.P., BVF II GP LLC, Biotechnology Value Trading Fund OS LP, BVF Partners OS Ltd., BVF GP Holdings, LLC, BVF Partners L.P., BVF Inc., and Mark N. Lampert have shared voting and investment power over the shares.
(2)    Represents 378,241 shares of Common Stock issuable upon conversion of 5,371 shares of Series A Preferred Stock to RA Capital Healthcare Fund, L.P. and its affiliates. Excludes 6,664,012 shares of Common Stock issuable upon conversion of 94,629 shares of Series A Preferred Stock, as applicable, due to a 19.9% Cap as outlined in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed as Exhibit 3.1 to our Form 8-K filed with the SEC on April 24, 2024.
(3)    Represents 378,241 shares of Common Stock issuable upon conversion of 5,371 shares of Series A Preferred Stock to Bain Capital Life Sciences Investors, LLC and its affiliates. Excludes 6,664,012 shares of Common Stock issuable upon conversion of 94,629 shares of Series A Preferred Stock, as applicable, due to a 19.9% Cap as outlined in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock filed as Exhibit 3.1 to our Form 8-K filed with the SEC on April 24, 2024.

(4)    Includes 134,877 shares of common stock that Dr. Stein has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options and vesting of RSUs, as applicable; also includes 16,580 shares of common stock held by the Jeff Stein and Catherine Naughton Revocable Trust, 45,903 shares of common stock held by Dr. Stein and 2,100 shares of common stock held by Dr. Stein’s son.
(5)    Includes 11,019 shares of common stock held by Dr. Sandison and 33,606 shares of common stock that Dr. Sandison has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options and vesting of RSUs, as applicable.
(6)    Includes 5,138 shares of common stock held by Mr. Ward and 18,761 shares of common stock that Mr. Ward has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options and vesting of RSUs, as applicable.
(7)    Includes 150 shares of common stock held by Mr. Burgess’ spouse and 9,350 shares of common stock that Mr. Burgess has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options.
(8)    Represents 9,350 shares of common stock that Mr. Schroeder has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options.
(9)    Represents 7,375 shares of common stock that Ms. Mineo has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options.
(10)    Includes 15 shares of common stock held by Dr. Bassler and 6,150 shares of common stock that Dr. Bassler has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options.
(11)    Represents 6,150 shares of common stock that Ms. Canale-Theakston has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options.
(12)    Includes the shares reflected in footnotes (4) – (11) above and (a) 6,601 shares of common stock held by Dr. Tari, 74 shares of common stock held by Dr. Tari’s spouse and 28,866 shares of common stock that Dr. Tari has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options and vesting of RSUs, as applicable, and (b) 7,514 shares of common stock held by Dr. Shah and 20,101 shares of common stock that Dr. Shah has the right to acquire from us within 60 days of May 28, 2024 pursuant to the exercise of stock options and vesting of RSUs, as applicable.
EXECUTIVE AND DIRECTOR COMPENSATION
Our named executive officers for the year ended December 31, 2023, which consist of our principal executive officer and our two other most highly compensated executive officers, are:
•Jeffrey Stein, Ph.D., our President and Chief Executive Officer;
•Taylor Sandison, M.D., M.P.H., our Chief Medical Officer; and
•Shane Ward, Chief Operating Officer, Chief Legal Officer and Corporate Secretary.
SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY	STOCK AWARDS (1)	OPTION AWARDS (2)	NON-EQUITY INCENTIVE PLAN COMPENSATION (3)	ALL OTHER COMPENSATION (4)	TOTAL
Jeffrey Stein, Ph.D. President and Chief Executive Officer	2023	$593,800	$274,468	$388,276	$292,100	$9,900	$1,558,544
	2022	$565,500	$209,755	$173,943	$298,600	$9,150	$1,256,948
Taylor Sandison, M.D., M.P.H. Chief Medical Officer	2023	$487,100	$90,900	$128,592	$167,600	$9,900	$884,092
	2022	$457,500	$41,635	$52,710	$165,400	$9,150	$726,395
Shane Ward Chief Operating Officer Chief Legal Officer and Corporate Secretary (5)	2023	$454,640	$127,934	$180,981	$156,400	$9,900	$929,855
(1)    The amount reported in this column for 2023 represents the aggregate grant date fair value of restricted stock unit awards granted during 2023 under our 2015 Plan, computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of these equity awards reported in this column are set forth in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. This amount does not reflect the actual economic value that may be realized by Drs. Stein and Sandison and Mr. Ward.

(2)    In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2023 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 8 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. This amount does not reflect the actual economic value that may be realized by Drs. Stein and Sandison and Mr. Ward.
(3)    Reflects amounts earned pursuant to our annual performance-based cash bonus program.
(4)    Represents Company 401(k) plan matching contributions to each named executive officer.
(5)    Mr. Ward was not a named executive officer in 2022.
COMPENSATION PROGRAM OVERVIEW
Our compensation program for executive officers is designed to encourage our management team to achieve our short-term and long-term corporate objectives while effectively managing business risks and challenges. We provide what we believe is a competitive total compensation package to our management team through a combination of base salary, an annual performance-based bonus and long-term equity-based incentives.
The compensation of our named executive officers other than our Chief Executive Officer is generally determined and approved by the Compensation and Human Capital Committee of our Board, and the compensation of our Chief Executive Officer is approved by our Board based upon the recommendations of the Compensation and Human Capital Committee.
Annual Base Salary
Base salaries established for our named executive officers are paid to attract and retain talent and are set at a level that is commensurate with each executive’s duties and authority, contributions, prior experience and sustained performance. The 2023 base salaries for our named executive officers were as follows:

NAME	2023 BASE SALARY
Jeffrey Stein, Ph.D.	$593,800	(1)
Taylor Sandison, M.D., M.P.H.	$487,100	(1)
Shane Ward	$454,640	(1)
(1)    Drs. Stein and Sandison and Mr. Ward received base salary increases in March 2023 which were applied retroactively to January 1, 2023.
Annual Bonus Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our named executive officers to achieve defined annual corporate and individual goals and to reward them for achievement towards these goals. The annual performance-based bonus that each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals the Board establishes each year, the extent to which the executive achieves any related individual goals and each executive’s target bonus opportunity.
The target bonus percentages that Drs. Stein and Sandison and Mr. Ward will be eligible for under the bonus plan for 2023 are 60%, 40% and 40% of their base salaries, respectively. Dr. Stein’s bonus award will be weighted 100% for our achievement of corporate goals established by the Board. The bonus awards for Dr. Sandison and Mr. Ward will be weighted 80% for our achievement of corporate goals and 20% for achievement of individual goals approved by our Chief Executive Officer. Our corporate goals for 2023, established by our Board upon recommendation of the Compensation and Human Capital Committee, were a mix of clinical, research and development and financial goals. For our executive officers, including our named executive officers, the actual bonus award for any year, if any, may be more or less than the applicable target, depending primarily on the Board’s determination of the extent to which we achieved the corporate goal component, and, other than for Dr. Stein, the executive’s individual performance with respect to such corporate goals. There is no minimum bonus percentage or amount established for the named executive officers and, as a result, the bonus amounts vary from year to year based on corporate and/or individual performance. Payments under the bonus plan may be made in cash, through the issuance of stock, stock options or another form of equity award, or by a combination thereof. The Compensation and Human Capital Committee has the right to terminate or change the bonus plan at any time and for any reason.
In May 2024, our Board, upon recommendation of the Compensation and Human Capital Committee, reviewed our corporate goals and unanimously determined that on an overall basis, we achieved 82% of our corporate goals for 2023. Upon the recommendation of the Compensation and Human Capital Committee having reviewed and approved the individual performances in the case of Dr. Sandison and Mr. Ward, the Board awarded the bonuses, in the form of cash for Drs. Stein and Sandison and Mr. Ward, as reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align the interests of our employees, including our named executive officers, with our stockholders’ interests. The Compensation and Human Capital Committee is responsible for approving equity grants, other than those for our Chief Executive Officer and directors which are approved by our Board based upon the recommendation of the Compensation and Human Capital Committee. Our executives generally are awarded an initial new hire equity grant upon commencement of employment. Additional annual grants may also be made at the discretion of the Compensation and Human Capital Committee or Board in order to specifically incentivize executives with respect to achieving certain corporate goals, reward executives for exceptional performance, or to ensure executives’ equity holdings are consistent with our compensation philosophy.
Prior to our initial public offering, we granted all equity awards pursuant to our 2013 Stock Option and Grant Plan (the “2013 Plan”). Upon and following our initial public offering, all equity awards are granted under our 2015 Equity Incentive Plan (the “2015 Plan”) and, starting in December 2020, new hire equity awards to individuals who were not previously employees or directors of the Company, may be granted under our 2020 Inducement Incentive Plan (the “2020 Plan”). The terms of our 2013 Plan, 2015 Plan and 2020 Plan are described below under “Equity Benefit Plans.” All options are granted with a per share exercise price equal to the fair market value of a share of our common stock on the date of the grant of such award, as determined by the Compensation and Human Capital Committee or the Board. Generally, our new hire equity awards vest over a four-year period and our annual equity awards vest over a three-year period, in each case subject to the holder’s continuous service to Cidara.
We granted annual equity awards to each of our named executive officers in March 2023. Our annual equity awards for Drs. Stein and Sandison and Mr. Ward consisted of stock options and RSUs. All stock options were granted and approved on the same date with an exercise price equal to the fair value of the Company’s common stock on the date of grant. All stock options are time-based awards, which vest monthly, on a pro-rata basis, over three years, and have a term of ten years. The RSUs vest in three annual installments on March 10, 2024, 2025, and 2026, contingent on each officer’s continued employment with the Company through the applicable vesting date.
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.
Agreements with our Named Executive Officers
In September 2016 we entered into an amended and restated employment agreement with Dr. Stein. In March 2017 we entered into an employment agreement with Dr. Sandison. In August 2021 we entered into an employment agreement with Mr. Ward. The agreements govern the terms of their at-will employment with us and provide for certain severance and change of control benefits, the terms of which are described below under “—Potential Payments Upon Termination or Change of Control.”
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is entitled to receive amounts earned during his term of service, including salary and unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to his agreement with us. The benefits described below are contingent on the officer’s execution and non-revocation of a general release of claims against us and certain related parties.
Dr. Stein
In the event that we terminate the employment of Dr. Stein other than for cause or if Dr. Stein resigns with good reason, in each case as defined in Dr. Stein’s amended and restated employment agreement, and provided such event occurs outside of the period beginning three months before and ending 12 months after a change of control transaction involving us, Dr. Stein will receive 12 months of salary, payable in a lump sum, and 12 months of health care benefits continuation at our expense.
In the event that we terminate the employment of Dr. Stein other than for cause or if Dr. Stein resigns with good reason, in each case as defined in Dr. Stein’s amended and restated employment agreement, and provided such event occurs during the period beginning three months before and ending 12 months after a change of control transaction involving us, Dr. Stein will receive 18 months of salary, payable in a lump sum, 1.5 times the amount of Dr. Stein’s target bonus level for the year in which the termination occurs, and 18 months of health care benefits continuation at our expense. In addition, all of Dr. Stein’s unvested stock awards will immediately become vested on the date of termination.
In addition, in the event we undertake a change of control transaction in which Dr. Stein is subject to excise taxes under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), Dr. Stein will receive a gross-up payment, payable in a lump sum, to fully compensate Dr. Stein for any such taxes imposed by Section 280G of the Code.

Dr. Sandison and Mr. Ward
In the event that we terminate the employment of either Dr. Sandison or Mr. Ward other than for cause or if such executive resigns with good reason, in each case as defined in his employment agreement, and provided such event occurs outside of the period beginning three months before and ending 12 months after a change of control transaction involving us, such executive will receive nine months of salary, payable in a lump sum, and nine months of health care benefits continuation at our expense.
In the event we terminate the employment of either Dr. Sandison or Mr. Ward other than for cause or if such executive resigns with good reason, in each case as defined in his employment agreement, and provided such event occurs during the period beginning three months before and ending 12 months after a change of control transaction involving us, such executive will receive 12 months of salary, payable in a lump sum, an amount equal to his target bonus level for the year in which the termination occurs, and 12 months of health care benefits continuation at our expense. In addition, all of such executive’s unvested stock awards will immediately become vested on the date of termination.
In addition, in the event we undertake a change of control transaction in which either Dr. Sandison or Mr. Ward is subject to excise taxes under Section 280G of the Code, Dr. Sandison and Mr. Ward, as applicable, will receive a gross-up payment, payable in a lump sum, to compensate such executive officer for any taxes imposed by Section 280G of the Code, provided that each such gross-up payment will be capped at $1.0 million.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of December 31, 2023:

				OPTION AWARDS (1)				STOCK AWARDS
NAME	GRANT DATE		VESTING COMMENCE- MENT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNVESTED AND UNEXERCISABLE	OPTION EXER- CISE PRICE ($)	OPTION EXPIR- ATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (2)
Jeffrey Stein, Ph.D.	9/9/2014	(3)	5/30/2014	7,672	—	$45.80	9/8/2024
	2/19/2015	(4)	2/19/2015	10,274	—	$137.20	2/18/2025
	3/16/2016	(4)	3/16/2016	7,949	—	$197.80	3/15/2026
	3/31/2017	(4)	3/31/2017	11,000	—	$156.00	3/30/2027
	3/29/2018	(4)	3/29/2018	11,749	—	$80.00	3/28/2028
	3/21/2019	(4)	3/21/2019	13,249	—	$52.20	3/20/2029
	3/19/2020	(4)	3/19/2020	16,499	—	$39.60	3/18/2030
	3/17/2021	(4)	3/17/2021	24,065	2,184	$51.00	3/16/2031
	3/31/2022	(4)	3/31/2022	9,625	6,874	$16.65	3/30/2032
	3/31/2022	(9)	3/31/2022					5,445	$86,467
	3/27/2023	(4)	3/27/2023	6,793	20,381	$20.20	3/26/2033
	3/27/2023	(10)	3/27/2023					13,587	$215,762
Taylor Sandison, M.D., M.P.H.	9/18/2017	(5)								625	$9,925
	3/29/2018	(4)	3/29/2018	3,499	—	$80.00	3/28/2028
	3/21/2019	(4)	3/21/2019	3,249	—	$52.20	3/20/2029
	12/18/2019	(6)	12/18/2019	3,094	—	$49.00	12/17/2026
	12/18/2019	(7)	12/18/2019	202	—	$49.00	12/17/2026
	3/19/2020	(4)	3/19/2020	7,249	—	$39.60	3/18/2030
	3/17/2021	(4)	3/17/2021	6,646	603	$51.00	3/16/2031
	9/30/2021	(8)	9/30/2021					2,510	$39,858.8
	3/31/2022	(4)	3/31/2022	2,918	2,081	$16.65	3/30/2032
	3/31/2022	(9)	3/31/2022					1,650	$26,202
	3/27/2023	(4)	3/27/2023	2,250	6,750	$20.20	3/26/2033
	3/27/2023	(10)	3/27/2023					4,500	$71,460
Shane Ward	8/25/2021	(3) (11)	8/25/2021	7,291	5,209	$43.20	8/24/2031
	3/31/2022	(4)	3/31/2022	2,042	1,458	$16.65	3/30/2032
	3/31/2022	(9)	3/31/2022					1,155	$18,341
	3/27/2023	(4)	3/27/2023	3,167	9,499	$20.2	3/26/2033
	3/27/2023	(10)	3/27/2023					6,333	$100,568

(1)    Options granted prior to April 2015 were granted under the 2013 Plan, and options granted after April 2015 were granted under the 2015 Plan. Options granted under the 2013 Plan are immediately exercisable subject to a repurchase right held by us, which lapses as the shares vest. Options granted under the 2015 Plan become exercisable as they vest. The terms of the 2013 Plan and 2015 Plan are described below under “Equity Benefit Plans.” All equity award vesting is subject to continued service of the executive.
(2)    The amount shown is determined by multiplying the number of unvested restricted stock units (“RSUs”) and performance restricted stock units (“PRSUs”) by $15.88, the closing price of the Company's common stock on December 29, 2023, the last trading day of the Company’s fiscal year.
(3)    Stock options have a four-year vesting schedule, with 25% vesting on the one-year anniversary of the vesting commencement date, and monthly thereafter in equal increments over the remaining 36 months.
(4)    Stock options have a three-year vesting schedule, vesting in equal monthly increments.
(5)    Awards include PRSUs that are subject to performance-based vesting conditions and are scheduled to vest on the achievement of various clinical and corporate milestones, subject to the officer’s continued service with the Company through the satisfaction of such performance conditions. As of December 31, 2023, none of the performance criteria underlying these PRSUs have been achieved.
(6)    Represents stock options granted in our 2019 Option Exchange described in our proxy statement for our 2020 Annual Meeting of Stockholders, which vested in full on the first anniversary of the grant date.
(7)    Represents stock options granted in our 2019 Option Exchange, which vest over three years, with 1/3 vesting on the one-year anniversary of the vesting commencement date, and monthly thereafter in equal increments over the remaining 24 months.
(8)    Represents RSUs that are subject to time-based vesting conditions and are scheduled to vest in three equal installments on September 10, 2022, 2023 and 2024, contingent on the officer’s continued service with the Company through the applicable vesting date.
(9)    Represents RSUs that are subject to time-based vesting conditions and are scheduled to vest in three equal installments on March 10, 2023, 2024 and 2025, contingent on the officer’s continued service with the Company through the applicable vesting date.
(10)    Represents RSUs that are subject to time-based vesting conditions and are scheduled to vest in three equal installments on March 10, 2024, 2025 and 2026, contingent on the officer’s continued service with the Company through the applicable vesting date.
(11)    Options were granted under the 2020 Plan and become exercisable as they vest. The terms of the 2020 Plan are described below under “Equity Benefit Plans.” All equity award vesting is subject to continued service of the executive.
Option Repricings
We did not engage in any repricings, modifications or cancellations of any of our named executive officers’ outstanding equity awards during the year ended December 31, 2023.
Perquisites: Health, Welfare and Retirement Benefits
All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as our other employees. We also provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “401(k) Plan.”
We do not provide any other perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our current named executive officers.
401(k) Plan
We maintain a defined contribution employee retirement plan (the “401(k) Plan”) for our employees. Our named executive officers are eligible to participate in the 401(k) Plan on the same basis as our other employees. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The 401(k) plan provides that each participant may contribute a portion of his or her eligible compensation, up to the statutory annual limit, which was $22,500 for employees under age 50 and was $30,000 for employees age 50 and over in 2023. All contributions made by participants are either pre-tax contributions or after-tax “Roth 401(k) contributions,” as elected by the participant. The plan permits us to make discretionary contributions, including matching contributions and discretionary profit-sharing contributions. In 2024 we made an employer matching contribution for 2023 employee pre-tax and Roth 401(k) contributions of fifty cents for every employee dollar electively deferred under the 401(k) Plan, limited to six percent of the participant’s compensation and further subject to any limitations set forth by the Internal Revenue Service. The 401(k) Plan currently does not offer the ability to invest in Cidara’s securities.

Nonqualified Deferred Compensation
None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. The Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Tax Deductibility of Executive Compensation
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date.
Although the Compensation and Human Capital Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation and Human Capital Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The Compensation and Human Capital Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.
EQUITY BENEFIT PLANS
2020 Inducement Incentive Plan
Our Board adopted the 2020 Plan in December 2020.
Eligible Award Recipients. Grantees under the 2020 Plan must be individuals who were not previously employees or directors of the Company, or who are returning to employment following a bona fide period of non-employment with the Company.
Stock Awards. The 2020 Plan provides for the grant of nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards and other stock awards to eligible employees as an inducement material to such persons entering into employment with the Company.
Administration. Our Board administers the 2020 Plan. Awards may be granted under the 2020 Plan by either a majority of the Board’s independent members or the independent members of the Compensation and Human Capital Committee. Subject to the terms of the 2020 Plan, our Board or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and the vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.
The plan administrator has the authority to modify outstanding awards under our 2020 Plan. Subject to the terms of our 2020 Plan, the plan administrator may not reduce the exercise, purchase or strike price of any outstanding stock award, but may cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock Options. Nonstatutory stock options (“NSOs”) are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2020 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2020 Plan vest at the rate specified by the plan administrator.
The plan administrator determines the term of stock options granted under the 2020 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Restricted Stock Unit Awards. RSU awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:
•arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;
•arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•accelerate the vesting of the stock award and provide for its termination at or prior to the effective time of the corporate transaction;
•arrange for the lapse of any reacquisition or repurchase right held by us;
•cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as the Board may deem appropriate; or
•make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.
Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.
Under the 2020 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change of Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. For example, certain of our employees may receive an award agreement that provides for vesting acceleration upon the individual’s termination without cause or resignation for good reason (including a material reduction in the individual’s base salary, duties, responsibilities or authority, or a material relocation of the individual’s principal place of employment with us) in connection with a change of control. Under the 2020 Plan, a change of control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets.
Amendment and Termination. Our Board has the authority to amend, suspend, or terminate our 2020 Plan, subject to stockholder approval.
2015 Equity Incentive Plan
Our Board adopted the 2015 Plan in March 2015 and our stockholders approved the 2015 Plan in April 2015. The 2015 Plan became effective upon the execution and delivery of the underwriting agreement related to our initial public offering. Once the 2015 Plan became effective, no further grants were made under the 2013 Plan. If Proposal 4 is approved by our stockholders at the Annual Meeting, then the 2015 Plan will be superseded by the 2024 Equity Incentive Plan and on and after the date of the Annual Meeting, we will no longer grant equity awards under the 2015 Plan.
Stock Awards. The 2015 Plan provides for the grant of incentive stock options (“ISOs”), NSOs, stock appreciation rights, restricted stock awards, RSUs, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2015 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.
Administration. Our Board, or a duly authorized committee thereof, has the authority to administer the 2015 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the 2015 Plan, our Board or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and the vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.
The plan administrator has the authority to modify outstanding awards under our 2015 Plan. Subject to the terms of our 2015 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2015 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2015 Plan vest at the rate specified by the plan administrator.
The plan administrator determines the term of stock options granted under the 2015 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Restricted Stock Unit Awards. RSU awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:
•arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;
•arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•accelerate the vesting of the stock award and provide for its termination at or prior to the effective time of the corporate transaction;
•arrange for the lapse of any reacquisition or repurchase right held by us;
•cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as the Board may deem appropriate; or
•make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.
Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.
Under the 2015 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change of Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. For example, certain of our employees may receive an award agreement that provides for vesting acceleration upon the individual’s termination without cause or resignation for good reason (including a material reduction in the individual’s base salary, duties, responsibilities or authority, or a material relocation of the individual’s principal place of employment with us) in connection with a change of control. Under the 2015 Plan, a change of control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets.
Amendment and Termination. Our board of directors has the authority to amend, suspend, or terminate our 2015 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our Board adopted our 2015 Plan.
2013 Stock Option Plan
Our Board initially adopted and our stockholders approved the 2013 Plan in February 2013. The 2013 Plan provides for the grant of stock options (ISOs and NSOs), restricted stock awards, unrestricted stock awards and RSU awards to our employees, directors, and consultants. Only stock options were awarded under the 2013 Plan. Our Board, or a duly authorized committee thereof, has the authority to administer the 2013 Plan. Subject to the terms of the 2013 Plan, our Board determined recipients, dates of grant, the number of and types of awards granted and the terms and conditions of awards made, including any applicable vesting schedule. Awards under the 2013 Plan were granted pursuant to award agreements adopted by the plan administrator. No additional awards may be granted under the 2013 Plan. However, any outstanding awards already granted under the 2013 Plan will remain outstanding, subject to the terms of such plan and the applicable award agreements, until such outstanding awards are exercised or until they terminate or expire by their terms.
2015 Employee Stock Purchase Plan
Our Board adopted the 2015 Employee Stock Purchase Plan (“the ESPP”), in March 2015 and our stockholders approved the ESPP in April 2015. The ESPP became effective immediately upon the execution and delivery of the underwriting agreement related to our initial public offering. The purpose of the ESPP is to retain the services of new employees and secure the services of new and existing employees while providing incentives for such individuals to exert maximum efforts toward our success and that of our affiliates.
Administration. Our Board has delegated its authority to administer the ESPP to our Compensation and Human Capital Committee. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering may be terminated under certain circumstances.
Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock under the ESPP. Unless otherwise determined by our Board, common stock will be purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (1) 85% of the fair market value of a share of our common stock on the first date of an offering or (2) 85% of the fair market value of a share of our common stock on the date of purchase.
Corporate Transactions. In the event of certain significant corporate transactions, including the consummation of: (1) a sale of all our assets, (2) the sale or disposition of 90% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.
Plan Amendments, Termination. Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances any such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2023.

Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights (3)	(c) Number of securities remaining available for issuance under equity compensation plans, excluding securities reflected in column (a) (4)
Equity compensation plans approved by security holders:	589,093	(1)	$45.26	204,046
Equity compensation plans not approved by security holders:	48,944	(2)	$37.17	16,360
Total	638,037			220,406
(1)    Includes 490,559 shares subject to outstanding stock options and 98,534 shares subject to outstanding RSUs under our 2015 Plan and 2013 Plan.
(2)    Includes 42,592 shares subject to outstanding stock options and 6,352 shares subject to outstanding RSUs under our 2020 Plan.
(3)    The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs or PRSUs, which have no exercise price.
(4)    Includes our 2013 Plan, 2015 Plan, 2020 Plan, and our ESPP. 49,623 shares in “Equity compensation plans approved by security holders” under column (c) were subject to purchase under our ESPP.
PAY VERSUS PERFORMANCE
We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation and Human Capital Committee view the link between the Company’s performance and named executive officer (“NEO”) pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive and Director Compensation” section above.
Required Tabular Disclosure of Pay Versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive and Director Compensation” section above. Our Chief Executive Officer is our principal executive officer and is referred to as PEO in the headers in the following tables.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return (“TSR”) (5)	Net Loss (thousands) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,558,544	$1,601,757	$906,974	$907,897	$39.70	$(22,931)
2022	$1,256,948	$1,040,138	$705,055	$594,360	$37.82	$(33,584)
2021	$1,630,620	$1,140,100	$1,090,413	$806,943	$63.50	$(46,288)
(1)    The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Stein for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive and Director Compensation—Summary Compensation Table”.

(2)    The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Stein, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Stein during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Stein’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Subtract: Reported Value of Equity Awards (a)	Add: Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2023	$1,558,544	$662,744	$705,957	$1,601,757
2022	$1,256,948	$383,698	$166,888	$1,040,138
2021	$1,630,620	$794,220	$303,700	$1,140,100
(a)    The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)    The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Add: Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$438,878	$16,849	$88,719	$161,511	$—	$—	$705,957
2022	$243,914	$(76,495)	$102,459	$(102,990)	$—	$—	$166,888
2021	$225,505	$(90,254)	$119,488	$48,961	$—	$—	$303,700
(3)    The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: for 2023, Dr. Sandison and Mr. Ward, for 2022, Drs. Sandison and Shah, and for 2021, Drs. Sandison and Tari.
(4)    The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Subtract: Average Reported Value of Equity Awards	Add: Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$906,974	$264,204	$265,127	$907,897
2022	$705,055	$100,105	$(10,590)	$594,360
2021	$1,090,413	$548,438	$264,968	$806,943

(a)    The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Add: Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Add: Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Add: Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add: Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract: Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add: Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$174,959	$5,920	$35,368	$48,880	$—	$—	$265,127
2022	$74,837	$(67,038)	$13,815	$(32,204)	$—	$—	$(10,590)
2021	$255,936	$(35,113)	$32,401	$11,744	$—	$—	$264,968
(5)    TSR is determined based on the value of an initial fixed investment of $100 on December 31, 2020. Cumulative TSR reported in column (f) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2023, 2022 or 2021.
(6)    The dollar amounts reported in column (g) represent the amount of net loss reflected in our consolidated audited financial statements for the applicable years, as restated for 2022 and 2021.
Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Compensation Actually Paid and Net Loss
We had revenue in 2023, 2022 and 2021 associated with the Company’s collaboration agreements with Mundipharma Medical Company (“Mundipharma”) and Janssen Pharmaceuticals, Inc., and license agreement with Melinta Therapeutics, LLC (“Melinta”), as well as revenue in 2023 associated with commercial supply of REZZAYO® shipped to Mundipharma, our licensee outside the U.S. and Japan, and Melinta, our licensee in the U.S. Consequently, we do not use net loss as a performance measure in our executive compensation program. Moreover, with only limited license, partnership and commercial supply revenue, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented. Our net loss was $22.9 million in 2023, $33.6 million in 2022, as restated, and $46.3 million in 2021, as restated.

Compensation Actually Paid and Net Loss
Compensation Actually Paid (millions)
Net Loss (millions)
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0
($10)
($20)
($30)
($40)
($50)
($60)
($70)
($80)
($90)
$1.14
$0.81
$1.04
$0.59
$1.60
$0.91
FY 2021
FY 2022
FY 2023
PEO
Average Non-PEO NEO
Net Loss

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid and Cumulative TSR
Compensation Actually Paid (millions)
Cumulative TSR (value of initial $100 investment)
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$1.14
$0.81
$1.04
$0.59
$1.60
$0.91
FY 2021
FY 2022
FY 2023
PEO
Average Non-PEO NEO
Cumulative TSR

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
NON-EMPLOYEE DIRECTOR COMPENSATION
We maintain a non-employee director compensation policy approved by our Board based on the recommendation of the Compensation and Human Capital Committee. The policy originally became effective in 2015 and was amended by the Board, upon the recommendation of the Compensation and Human Capital Committee, in December 2016, in December 2019, in December 2020, in March 2021 (added Science and Technology Committee compensation), in December 2021, in December 2022, and in December 2023.
The policy, as amended in December 2023, provides that each non-employee director will receive the following compensation for service on the Board:
•an annual cash retainer of $40,000, or $70,000 for the Chairman of the Board;
•an additional annual cash retainer of $9,000, $7,500 and $4,000 for service as a member of the Audit Committee, Compensation and Human Capital Committee, and Nominating and Governance Committee, respectively;
•an additional annual cash retainer of $18,000, $15,000 and $8,000 for service as Chairman of the Audit Committee, Compensation and Human Capital Committee, and Nominating and Governance Committee, respectively (in lieu of the committee member retainer above);
•an initial option grant to purchase 4,250 shares of our common stock on the date of each non-employee director’s initial appointment to the Board, with 1/3rd of the shares vesting on the first anniversary of the date of grant and the remaining shares vesting in equal monthly installments over the next two years, subject to acceleration of vesting in full upon a change of control; and

•an annual option grant to purchase 2,125 shares of our common stock on the date of each of our annual stockholder meetings, which vests in one installment on the earlier of the first anniversary of the date of grant and the day prior to the date of our first annual stockholder meeting held after the date of grant, subject to acceleration of vesting in full upon a change of control.
The policy in place during 2023 until amendment in December 2023 provided that each non-employee director would receive the following compensation for service on the Board:
•an annual cash retainer of $40,000, or $70,000 for the Chairman of the Board;
•an additional annual cash retainer of $9,000, $7,500, $4,000 and $4,000 for service as a member of the Audit Committee, Compensation and Human Capital Committee, Nominating and Governance Committee, and Science and Technology Committee, respectively;
•an additional annual cash retainer of $18,000, $15,000, $8,000 and $8,000 for service as Chairman of the Audit Committee, Compensation and Human Capital Committee, Nominating and Governance Committee, and Science and Technology Committee, respectively (in lieu of the committee member retainer above);
•an initial option grant to purchase 4,250 shares of our common stock on the date of each non-employee director’s initial appointment to the Board, with 1/3rd of the shares vesting on the first anniversary of the date of grant and the remaining shares vesting in equal monthly installments over the next two years, subject to acceleration of vesting in full upon a change of control; and
•an annual option grant to purchase 2,125 shares of our common stock on the date of each of our annual stockholder meetings, which vests in one installment on the earlier of the first anniversary of the date of grant and the day prior to the date of our first annual stockholder meeting held after the date of grant, subject to acceleration of vesting in full upon a change of control.
We provide reimbursement to all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of the Board and committees of the Board.
The following table sets forth in summary form information concerning the compensation that was earned by each of our non-employee directors during the year ended December 31, 2023:

NAME	FEES EARNED OR PAID IN CASH	OPTION AWARDS ($)(1)	TOTAL ($)
Bonnie Bassler, Ph.D.	$52,000	$34,837	$86,837
Daniel Burgess	$92,000	$34,837	$126,837
Carin Canale-Theakston	$47,500	$34,837	$82,337
Timothy R. Franson, M.D.	$59,500	$34,837	$94,337
David Gollaher, Ph.D.	$48,000	$34,837	$82,837
Chrysa Mineo	$56,500	$34,837	$91,337
Theodore R. Schroeder	$64,000	$34,837	$98,837

(1)
The amounts reported reflect the aggregate grant date fair value of each equity award granted to our non-employee directors during the fiscal year ended December 31, 2023, as computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. As of December 31, 2023, the aggregate number of options held by our non-employee directors was as follows: Dr. Bassler, 6,150; Mr. Burgess, 9,350; Ms Canale-Theakston, 6,150; Dr. Franson, 8,809; Dr. Gollaher, 6,825; Ms. Mineo, 7,375; Mr. Schroeder, 9,350. As of December 31, 2023, none of our non-employee directors held other unvested stock awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES
We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.
Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-party transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related parties, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-party transactions, our Audit Committee or another independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.
In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.
CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years. Since January 1, 2022, the Company has engaged in the following transactions with related persons:
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
DIRECTOR INDEPENDENCE
For information regarding our director and committee member independence, please see the sections above headed “Information Regarding the Board of Directors and Corporate Governance—Independence of the Board of Directors” and “Information Regarding Committees of the Board of Directors,” which are incorporated into this section headed “Certain Relationships and Related Party Transactions” by reference.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Cidara stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address in one envelope unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting, please notify your broker or Cidara. Direct your written request to Cidara Therapeutics, Inc., Attn: Corporate Secretary, 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121 or call us at (858) 752-6170, and we will promptly provide you a separate Notice Regarding the Availability of Proxy Materials. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the virtual Annual Meeting. If any other matters are properly brought before the virtual Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer
June 3, 2024
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2023 is available without charge upon written request to: Corporate Secretary, Cidara Therapeutics, Inc., 6310 Nancy Ridge Drive, Suite 101, San Diego, CA 92121.

APPENDIX A

CERTIFICATE OF AMENDMENT TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CIDARA THERAPEUTICS, INC.
Cidara Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
First: The name of the Company is Cidara Therapeutics, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on December 6, 2012, under the name of K2 Therapeutics, Inc.
Second: The Amended and Restated Certificate of Incorporation of the Company (the “Charter”) was filed with the Secretary of State of the State of Delaware on April 20, 2015.
Third: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions to amend the Charter as follows:
1.Article IV, Section A shall be amended and restated to read in its entirety as follows:
“The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 60,000,000 shares. 50,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.”
Fourth: Thereafter pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted at an annual meeting of the stockholders of the Company, in accordance with the provisions of Section 242 of the DGCL.
Fifth: All other provisions of the Charter as currently on file with the Secretary of State of the State of Delaware shall remain in full force and effect.
IN WITNESS WHEREOF, the Company on has caused this Certificate of Amendment to be signed by its Chief Executive Officer this day of , 2024.

Cidara Therapeutics, Inc.

By:
Name: Jeffrey Stein, Ph.D.
Title: President and Chief Executive Officer

APPENDIX B

Cidara Therapeutics, Inc.
2024 Equity Incentive Plan
Adopted by the Board of Directors: May 22, 2024
Approved by the Stockholders: , 2024

1.General.
(a)Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of 12:01 a.m. Pacific Standard Time on the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any Prior Plan’s Returning Shares will become available for issuance pursuant to Awards granted under this Plan. All Awards granted on or after 12:01 a.m. Pacific Standard Time will be subject to the terms of this Plan.
(b)Eligible Award Recipients and Plan Purpose. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. The Company, by means of the Plan, seeks to secure and retain the services of such persons, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)Effective Date. The Plan will become effective on the Effective Date. No Award may be granted under the Plan prior to the Effective Date.
2.Shares Subject to the Plan.
(a)Share Reserve.
(i)Subject to the adjustments in this Section 2 and in Section 6(a), the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (A) 2,334,000 new shares; plus (B) the number of shares                 subject to the Prior Plan’s Available Reserve; plus (C) the Prior Plan’s Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.
(b)Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to Section 6(a) regarding Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 9,800,000 shares.
(c)Share Reserve Operation.
(i)Share Reserve Limit. For clarity, the Share Reserve limit in Section 2(a) is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)Actions that Will Not Constitute Issuance of Shares and Will Not Reduce Share Reserve. The following actions will not result in an issuance of shares of Common Stock under the Plan and accordingly will not reduce the number of shares of Common Stock subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than shares of Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii)Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.Eligibility and Limitations.
(a)Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(b)Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
4.Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)by cash or check, bank draft or money order payable to the Company;
(ii)pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment, and (2) shares of Common Stock will no longer be subject to such Option and will not be exercisable thereafter to the extent that shares issuable upon exercise are reduced to pay the exercise price pursuant to such “net exercise;” or
(v)in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)Transferability. Options and SARs may not be transferred to third-party financial institutions without stockholder approval. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or its authorized designee, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)Termination of Continuous Service. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, within such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination or death, as applicable, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(h)Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last 30 days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law; or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(i)Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(j)Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.Awards Other Than Options and Stock Appreciation Rights.
(a)Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board. The terms and conditions of separate Restricted Stock Awards and RSU Awards need not be identical; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)Form of Award.
(1)Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)Consideration.
(1)Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board and which may vary. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (2) any portion of the Participant’s RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(c)Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan (including but not limited to Sections 9(a) and 9(b)), the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the provisions of this Section 6(a), no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 6(a). The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in this Section 6(a).

(b)Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between the Company or any Affiliate and the Participant, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service.
(c)Transaction. The following provisions will apply to Awards in the event of a Transaction, unless otherwise provided in the instrument evidencing the Award, in any other written agreement between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company.
(i)Awards May Be Assumed. In the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Transaction. For clarity, in the event of a Transaction, a surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue, or substitute similar awards for, the Awards held by some, but not all Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(ii)Awards Held by Current Participants. In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction) to a date prior to the effective time of such Transaction (contingent upon the effectiveness of the Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Transaction). With respect to the vesting of Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Transaction or such later date as required to comply with Section 409A.
(iii)Awards Held by Persons other than Current Participants. In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction.
(iv)Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Transaction, the Board may provide that the holder of such Award may not exercise such Award but instead will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award, over (2) any exercise price payable by such holder in connection with such exercise.
(d)Appointment of Stockholder Representative. As a condition to the receipt of an Award, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)No Restriction on Right to Undertake Transactions. The grant of any Award and the issuance of shares of Common Stock pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(f) Change in Control. Unless provided otherwise in the Award Agreement for an Award, in any other written agreement or plan between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company, an Award will not be subject to additional acceleration of vesting and exercisability upon or after a Change in Control.
7.Administration.
(a)Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 7(c).
(b)Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it deems necessary or expedient to make the Plan or Awards fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest, including in connection with a Transaction.
(v)To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Transaction, for reasons of administrative convenience.
(vi)To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)To amend the Plan in any respect the Board deems necessary or advisable, provided that stockholder approval will be required to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)To submit any amendment to the Plan for stockholder approval.
(ix)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.
(x)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi)To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with any Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. As of the Effective Date the Board has delegated administration of the Plan to the Compensation Committee.
(ii)Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.
(d)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)Repricing; Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the then-current Fair Market Value in exchange for cash or other Awards under the Plan or another equity plan of the Company, or (iii) take any other action that is treated as a repricing under generally accepted accounting principles, in each case unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(f)Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself, (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate authority to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value pursuant to Section 13(aa)(iii).
8.Tax Withholding.
(a)Withholding Authorization. As a condition to acceptance of any Award, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)Satisfaction of Withholding Obligations. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligations relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)Withholding Indemnification. As a condition to accepting an Award, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligations in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.Miscellaneous.
(a)Dividends and Dividend Equivalents.
(i)Dividends or dividend equivalents may not be paid or credited to Options or SARs.
(ii)With respect to any Award other than an Option or SAR, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to such Award, as determined by the Board and specified in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
(b)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(c)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(d)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(e)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(f)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(g)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the

Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(h)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(i)Execution of Additional Documents. As a condition to accepting an Award, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(j)Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(k)Clawback/Recovery. All Awards will be subject to recoupment in accordance with the following, to the extent applicable and permissible under Applicable Law (1) the Company's Incentive Compensation Recoupment Policy adopted on December 1, 2023, as amended from time to time; (2) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by Applicable Law; and (3) any other clawback policy that the Company otherwise adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(l)Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(m)Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or an Award Agreement, Awards may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Award may be transferred to any third-party financial institution without stockholder approval.
(n)Effect on Other Employee Benefit Plans. The value of any Award, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(o)Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(p)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(q)Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.Covenants of the Company.
(a)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
(b)No Obligation to Notify or Minimize Taxes; No Liability for Taxes. The Company has no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising an Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any Participant and will not be liable to any Participant for any adverse tax consequences to such Participant in connection with an Award. As a condition to accepting an Award, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges that any Option or SAR is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
11.Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12.Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
13.Definitions.
1.As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)“Adoption Date” means the date the Plan is first approved by the Board.
(b)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)“Annual Meeting” means the annual meeting of stockholders of the Company.
(d)“Applicable Law” means the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f)“Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g)“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any of its employees or directors; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company, the Company’s employment policies or of any statutory or other duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to a Participant in connection with an Award, such transaction also constitutes a Section 409A Change in Control:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, that, for this purpose, no individual initially elected or nominated as a member of the Board as a result of an actual or threatened election contest with respect to Board membership or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or analogous term) actually occur.
(k)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m)“Common Stock” means the common stock of the Company.
(n)“Company” means Cidara Therapeutics, Inc., a Delaware corporation.

(o)“Compensation Committee” means the Compensation Committee of the Board.
(p)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation, but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s)“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(t)“Director” means a member of the Board.
(u)“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v)“Effective Date” means the date of the Annual Meeting in 2024, provided this Plan is approved by the Company’s stockholders at such meeting.
(w)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x)“Entity” means a corporation, partnership, limited liability company or other entity.
(y)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(z)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(aa)“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(iii)In the absence of such exchange or market for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(bb)    “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(cc)    “Grant Notice” means the written notice provided to a Participant that he or she has been granted an Award and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(dd)    “Incentive Stock Option” means an option granted pursuant to Section 4 that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ee)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(ff)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(gg)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 that does not qualify as an Incentive Stock Option.
(hh)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ii)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(jj)    “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(kk)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ll)    “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(mm)    “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(nn)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(oo)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(pp)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(qq)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(rr)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to make other appropriate adjustments selected by the Board. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable Award Agreement or the written terms of a Performance Award.
(ss)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of, or any payment under, an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(tt)    “Plan” means this Cidara Therapeutics, Inc. 2024 Equity Incentive Plan, as amended from time to time.
(uu)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(vv)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g).
(ww)    “Prior Plan” means the Cidara Therapeutics, Inc. 2015 Equity Incentive Plan.
(xx)    “Prior Plan Award” means a stock award granted under the Prior Plan that is outstanding as of the Effective Date.
(yy)    “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.
(zz)    “Prior Plan’s Returning Shares” means shares of Common Stock subject to a Prior Plan Award (or issued pursuant to a Prior Plan Award, as applicable) that on or after 12:01 a.m. Pacific Standard Time on the Effective Date: (A) are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (B) are not issued because such Prior Plan Award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of such Prior Plan Award; (E) are reacquired or withheld (or not issued) by the Company to satisfy the tax withholding obligation in connection with such Prior Plan Award; or (F) are repurchased by the Company on the open market with the proceeds of the exercise or purchase price of such Prior Plan Award.
(aaa)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb)    “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ccc)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd)    “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(eee)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(fff)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(ggg)    “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(hhh)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(iii)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(jjj)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(kkk)    “Share Reserve” means the number of shares of Common Stock available for issuance under the Plan as set forth in Section 2(a), subject to adjustment pursuant to Section 6(a) in connection with Capitalization Adjustments.
(lll)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(mmm)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(nnn)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ooo)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(ppp)    “Transaction” means a Corporate Transaction or a Change in Control.

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V52801-P14867

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIDARA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Class III Directors

Nominees:	For	Withhold
1a. Carin Canale-Theakston	☐	☐
1b. James Merson, Ph.D.	☐	☐
1c. Chrysa Mineo	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 7.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V52802-P14867

CIDARA THERAPEUTICS, INC.
Annual Meeting of Stockholders
July 18, 2024 8:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jeffrey Stein, Ph.D. and Shane Ward (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote all the shares of capital stock of Cidara Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION.

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day on July 17, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDTX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 17, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V52803-P14867

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIDARA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Class III Directors

Nominees:	**For**	**Withhold**
1a. Carin Canale-Theakston	☐	☐
1b. James Merson, Ph.D.	☐	☐
1c. Chrysa Mineo	☐	☐

The Board of Directors recommends you vote FOR proposals 4 through 7.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V52804-P14867

CIDARA THERAPEUTICS, INC.
Annual Meeting of Stockholders
July 18, 2024 8:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jeffrey Stein, Ph.D. and Shane Ward (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote all the shares of capital stock of Cidara Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION.

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

Continued and to be signed on reverse side